Driehaus Mutual Funds

Trustees & Officers

Richard H. Driehaus
Chairman of the Board & President

Francis J. Harmon
Trustee

Robert F. Moyer
Senior Vice President & Trustee

A.R. Umans
Trustee

Daniel Zemanek
Trustee

William R. Andersen
Vice President

Diane L. Wallace
Vice President & Treasurer

Mary H. Weiss
Vice President & Secretary

Dusko Culafic
Assistant Treasurer

Jennifer L. Billingsley
Assistant Secretary

Investment Advisor

Driehaus Capital Management, Inc.
25 East Erie Street
Chicago, IL 60611

Distributor

Driehaus Securities Corporation
25 East Erie Street
Chicago, IL 60611

Administrator & Transfer Agent

PFPC Inc.
103 Bellevue Parkway
Wilmington, DE 19809

Custodian

JPMorgan Chase Bank
3 Chase MetroTech Center
Brooklyn, NY 11245	Semi-Annual Report to Shareholders

June 30, 2002

Driehaus International Growth Fund
Driehaus International Discovery Fund
Driehaus European Opportunity Fund
Driehaus Asia Pacific Growth Fund
Driehaus Emerging Markets Growth Fund

Distributed by:

Driehaus Securities Corporation

This report has been prepared for the shareholders of the Funds and is not an offering to sell or buy any Fund securities. Such offering is only made by the Funds’ prospectus.

Table of Contents

Driehaus International Growth Fund
Portfolio Managers’ Letter	1
Schedule of Investments	4

Driehaus International Discovery Fund
Portfolio Managers’ Letter	12
Schedule of Investments	15

Driehaus European Opportunity Fund
Portfolio Manager’s Letter	23
Schedule of Investments	26

Driehaus Asia Pacific Growth Fund
Portfolio Manager’s Letter	33
Schedule of Investments	36

Driehaus Emerging Markets Growth Fund
Portfolio Manager’s Letter	43
Schedule of Investments	46

Each Fund section includes:
Schedule of Investments by Industry
Statement of Assets and Liabilities
Statement of Operations
Statement of Changes in Net Assets
Financial Highlights

Notes to Financial Statements	54

Semi-Annual Report to Shareholders
June 30, 2002

Investment Philosophy:

The Adviser seeks to achieve superior investment returns primarily by investing in companies outside the U.S. that are currently demonstrating rapid growth in their sales and earnings and which, in our judgement, have the ability to continue or accelerate their growth rates in the future. The Adviser manages the portfolios actively (above average turnover) to insure that the Funds are fully invested, under appropriate market conditions, in companies that meet these criteria. Investors should note that investments in overseas markets can pose more risks than U.S. investments, and the Funds’ share prices are expected to be more volatile than that of U.S.-only funds. In addition, the Funds’ returns will fluctuate with changes in stock market conditions, currency values, interest rates, foreign government regulations, and economic and political conditions in countries in which the Funds invest. These risks are generally greater when investing in emerging markets.

Driehaus International Growth Fund

Driehaus International Discovery Fund

Driehaus European Opportunity Fund

Driehaus Asia Pacific Growth Fund

Driehaus Emerging Markets Growth Fund

Driehaus International Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders:

     For the six months ended June 30, 2002, the Driehaus International Growth Fund returned -8.47%. This compares with a return of -1.62% for the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE®) Index, -2.32% for the MSCI EAFE® Growth Index and -1.05% for the MSCI All Country (AC) World Free Ex-U.S. Index for the same period.

     Since the fund’s inception on July 1, 1990, through June 30, 2002, the Driehaus International Growth Fund posted an annualized return of 9.16%, which compares with a return of 3.36% for the MSCI EAFE® Index, 1.39% for the MSCI EAFE®Growth Index and 3.72% for the MSCI AC World Free Ex-U.S. Index over the same time.1 In addition, the Driehaus International Growth Fund posted a -1.41% return for the five-year period and 8.55% for the ten-year period ended June 30, 2002.

     Our underperformance of the benchmarks during the first half of 2002 was primarily the result of our overweighting two equity classes that were hit by an unexpected slowing of the U.S. economy and a rapidly falling dollar.

     In the first instance, we were overweight early on in companies that tend to do well in the beginning stages of a global economic recovery. The fund profited greatly from this positioning in last year’s fourth quarter, when it appeared that the U.S. economy would lead the global economy forward. When this scenario failed to materialize, we quickly repositioned the portfolio in favor of more defensive stocks, but the damage had already been done.

     Relative performance was also hurt by the fund being substantially underweight in Europe and Japan during this reporting period, one in which their respective currencies, the euro and the yen, performed extremely well.

     This said, the fund profited from overweight positions in certain emerging markets that were able to grow internally. In the case of Eastern and Central Europe, for example, we capitalized on a nascent, but rapidly growing, consumer lending market in Poland, Hungary and the Czech Republic, by investing in the mortgage banking and consumer finance sectors. Both did extremely well on the back of readily available, affordable credit, low household debt and long pent up demand.

     Other investment themes in Eastern and Central Europe that did well were investments in companies (construction, discount airlines, etc.) that sell primarily into the European market and thus performed well when the euro appreciated against the dollar. We also profited by investing in companies that should do well when their respective countries merge their economies into the Euro-zone, particularly those in Poland, the Czech Republic and Hungary.

     Beyond this, we focused on the Russian energy sector. Here, some very large companies have modernized their operations, increased production dramatically and otherwise became more investor-friendly. The markets approved of these and other moves and rewarded stockholders in kind.

     In Southeast Asia, the fund also profited by overweighting companies that benefited from internal growth, as long pent up demand for housing, automobiles and other goods was met with relatively low cost credit made possible by a weakening U.S. dollar. This region as a whole continued to rebound quite strongly from the Asian crisis of 1997. This was especially true of consumer finance and real estate-related companies in Thailand, Malaysia and Indonesia. We also favored certain tech-related companies, which increased their leadership in high growth areas, such as next generation cellular telephones.

     Looking forward, renewed global growth will depend on a stronger U.S. economy, which may be slow in coming. Even so, we remain reasonably positive, as during periods of slow economic growth investors tend to revisit smaller companies, such as those we favor. This is because they can ignite more readily in the early stages of a growing global economy than their larger, more fully valued counterparts.

     Anticipating some near-term improvement in the global economy, we are in the process of re-positioning the portfolio from more defensive names to those that have more positive growth prospects in the environment we envision. Broadly speaking, we will likely continue to overweight minor markets in Eastern/ Central Europe and Southeast Asia, as they are still growing internally. By the same token, we will probably remain underweight the major, developed markets, such as Europe, which may yet take a while to fully recover, and Japan, which has structural problems within its economy.

     Thank you for your support as shareholders.

Sincerely,

William R. Andersen, CFA Portfolio Manager August 15, 2002	Svein Backer Assistant Portfolio Manager August 15, 2002

[1]	The Driehaus International Growth Fund performance data includes the performance of the Driehaus International Large Cap Fund, L.P. (the “Partnership”), the Fund’s predecessor, for the periods before the Fund’s registration statement became effective. The Partnership, which was established on July 1, 1990, was managed following substantially the same objectives, policies, and philosophies as are currently followed by the Driehaus International Growth Fund, successor to the Partnership’s assets on October 28, 1996. The Partnership was not registered under the Investment Company Act of 1940 (“1940 Act”) and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Partnership’s performance has been restated to reflect estimated expenses of the Fund. The returns for certain periods reflect fee waivers and/or reimbursements without which performance would have been lower.

Driehaus International Growth Fund

     The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

     The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $100,000 investment in the Fund since July 1, 1990 (the date of the Partnership’s inception), with all dividends and capital gains reinvested, with the indicated indexes (and dividends reinvested) for the same period.

		3 ears	5 ears	10 Years	Since Inception
Average Annual Total Returns as of 6/30/02	1 Year				(7/1/90 - 6/30/02)

Driehaus International Growth Fund (DRIGX)[1]	-17.02%	-9.68%	-1.41%	8.55%	9.16%
MSCI EAFE® Index[2]	-9.49%	-6.78%	-1.55%	5.40%	3.36%
MSCI EAFE® Growth Index[3]	-9.44%	-10.05%	-4.10%	3.08%	1.39%
MSCI AC World Free Ex-US Index[4]	-8.17%	-6.16%	-1.70%	5.50%	3.72%
Lipper International Fund Index[5]	-7.29%	-3.75%	0.21%	6.48%	5.28%

[1]	The Driehaus International Growth Fund (the “Fund” or “DRIGX”) performance data shown above includes the performance of the Driehaus International Large Cap Fund, L.P. (the “Partnership”), the Fund’s predecessor, for the periods before the Fund’s registration statement became effective. The Partnership was established on July 1, 1990 and the Fund succeeded to the Partnership’s assets on October 28, 1996. The Partnership was not registered under the Investment Company Act of 1940 and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Partnership’s performance has been restated to reflect the expenses of the Fund. The returns for certain periods reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]	The Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI EAFE® Index) is a widely recognized benchmark of non-U.S. stock markets. It is an unmanaged index composed of a sample of companies representative of the market structure of 21 European and Pacific Basin countries. Data is in U.S. dollars. Source: Strategic Financial Solutions, L.L.C.

[3]	The Morgan Stanley Capital International Europe, Australia, and Far East Growth Index (MSCI EAFE® Growth Index) is an unmanaged index composed of a sample of companies with higher price-to-book ratios, representative of the market structure of 21 European and Pacific Basin countries. The MSCI EAFE® Growth Index has been added as a comparison of the Fund’s growth-oriented investment style. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

[4]	The Morgan Stanley Capital International All Country World Free Ex-US Index (MSCI AC World Free Ex-US Index) is a recognized benchmark of non-US stock markets. It is an unmanaged index composed of a sample of companies representative of the market structure of 48 countries. The MSCI AC World Free Ex-US Index, when including or excluding securities, takes into account any limitations that an international investor would experience when investing directly in such securities. The MSCI AC World Free Ex-US Index has been added as a wider cross section of the marketplace in which the Fund invests, than the MSCI EAFE Index. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

[5]	The Lipper International Fund Index is an equally weighted managed index of the largest qualifying international funds that invest in securities with primary trading markets outside of the United States. Data is in U.S. dollars. Source: Lipper Analytical Services.

Driehaus International Growth Fund
Schedule of Investments
June 30, 2002
(unaudited)

	Number	Market
	of	Value
	Shares	(Note A)

EQUITY SECURITIES — 95.2%

EUROPE — 43.7%
Ireland — 10.9%
Anglo Irish Bank Corp. PLC	122,686	$791,226
Bank of Ireland	403,130	5,020,562
Irish Life & Permanent PLC	252,591	3,654,665
Ryanair Holdings PLC**	642,155	3,963,802
Ryanair Holdings PLC — ADR**	92,922	3,240,283

		16,670,538

United Kingdom — 9.3%
Davis Service Group PLC	280,570	1,757,758
Diageo PLC	171,825	2,231,527
EasyJet PLC**	577,455	3,027,978
Hammerson PLC	86,880	733,016
Reckitt Benckiser PLC	149,605	2,684,100
Signet Group PLC	492,256	710,962
William Hill PLC**	28,350	114,518
Willis Group Holdings, Ltd. — ADR**	86,994	2,862,973

		14,122,832

Italy — 4.9%
Autostrade-Concessioni e Costruzioni Autostrade SpA	333,950	2,767,168
ENI SpA	202,315	3,216,963
Lottomatica SpA	191,810	1,534,435

		7,518,566

Germany — 3.8%
Deutsche Boerse AG	80,143	3,411,418
Schering AG	36,910	2,324,988

		5,736,406

Spain — 3.5%
Enagas SA**	22,520	141,900
Gas Natural SDG SA	88,160	1,697,846
Grupo Ferrovial SA	124,780	3,402,542

		5,242,288

Denmark — 2.5%
Carlsberg AS — B	23,550	1,233,594
Vestas Wind Systems AS	92,505	2,508,884

		3,742,478

Russia — 1.9%
Sibirtelecom	3,240,000	82,620
Wimm-Bill-Dann Foods OJSC — ADR**	78,451	1,655,316
YUKOS — ADR	8,360	1,155,411

		2,893,347

Czech Republic — 1.5%
Komercni Banka AS	45,000	2,294,443

Austria — 1.3%
Erste Bank der Oesterreichischen Sparkassen AG	27,450	1,961,431

Hungary — 1.1%
OTP Bank Rt.	205,770	1,618,720
OTP Bank Rt. — GDR	7,925	126,800

		1,745,520

France — 1.0%
Neopost SA**	10,260	408,361
Wavecom SA**	28,375	1,147,577

		1,555,938

Switzerland — 0.8%
Nobel Biocare Holding AG**	18,150	1,256,224

Poland — 0.6%
Bank Pekao SA	42,859	984,536

Sweden — 0.3%
Billerud Aktiebolag	44,000	426,107

Norway — 0.3%
Tandberg ASA**	33,980	400,749

Total Europe		66,551,403

FAR EAST — 35.1%
Japan — 7.3%
Brother Industries, Ltd.	106,000	576,625
Canon, Inc.	26,000	982,679
Funai Electric Co., Ltd.	3,400	419,837
KDDI Corp.	476	1,469,429
Mitsui & Co., Ltd.	129,000	863,185
Nichii Gakkan Co.	5	349
Nidec Corp.	15,800	1,145,557
Nissan Motor Co., Ltd.	50,000	346,249
Nomura Securities Co., Ltd.	62,000	910,425
Sega Corp.**	67,700	1,626,751
Seiyu, Ltd.**	337,000	1,307,443
Tokyo Broadcasting System, Inc.	69,000	1,545,729

		11,194,258

South Korea — 5.6%
CJ39 Shopping Corp.	11,250	770,599
Hana Bank	62,723	896,817
Kookmin Bank	25,479	1,236,926
LG Home Shopping, Inc.	3,520	386,247
POSCO	3,210	356,234
Samsung Electronics Co., Ltd.	6,630	1,813,251
Shinsegae Co., Ltd.	18,870	3,200,004

		8,660,078

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Growth Fund
Schedule of Investments
June 30, 2002
(unaudited)

	Number	Market
	of	Value
	Shares	(Note A)

Hong Kong — 5.4%
CNOOC, Ltd.	2,753,500	$3,689,121
Esprit Holdings, Ltd.	862,000	1,652,228
Hong Kong Exchanges & Clearing, Ltd.	1,694,000	2,790,860

		8,132,209

Indonesia — 4.7%
PT Astra International Tbk**	3,935,000	1,919,465
PT Bank Central Asia Tbk	7,925,000	2,364,935
PT Telekomunikasi Indonesia Tbk	6,726,000	2,894,907

		7,179,307

Malaysia — 3.6%
Gamuda Berhad	942,000	1,549,383
IJM Corp. Berhad	167,000	226,335
Malayan Banking Berhad	1,001,600	2,319,556
Maxis Communications Berhad**	421,000	537,343
Resorts World Berhad	277,000	772,705

		5,405,322

Thailand — 3.4%
Advanced Info Service Public Co., Ltd. — NVDR (Foreign)	726,000	686,165
Bangkok Bank Public Co., Ltd. — NVDR (Foreign)**	1,235,100	1,665,492
National Finance Public Co., Ltd. — NVDR (Foreign)**	2,407,300	840,525
Siam Commercial Bank Public Co., Ltd. (Foreign) (Pref.)**	1,439,500	996,556
Siam Commercial Bank Public Co., Ltd. — NVDR (Foreign)**	1,345,290	939,434

		5,128,172

Australia — 3.0%
Newcrest Mining, Ltd.	356,035	1,515,008
Patrick Corp., Ltd.	100,305	923,463
Woolworths, Ltd.	280,520	2,070,821

		4,509,292

China — 1.8%
Huaneng Power International, Inc. — H	3,248,000	2,665,125

Taiwan — 0.3%
Taiwan Semiconductor Manufacturing Co., Ltd. — ADR**	32,340	420,420

Total Far East		53,294,183

NORTH AMERICA — 13.2%
Canada — 6.4%
CAE, Inc.	252,165	2,064,222
Cott Corp. — ADR**	140,118	2,660,841
Suncor Energy, Inc.	132,650	2,320,017
Talisman Energy, Inc.	60,025	2,693,624

		9,738,704

Mexico — 4.2%
Wal-Mart de Mexico SA de CV — V	2,360,281	6,410,575

Bermuda — 2.6%
RenaissanceRe Holdings, Ltd. — ADR	106,221	3,887,689

Total North America		20,036,968

MIDDLE EAST — 2.3%
Israel — 2.3%
Teva Pharmaceutical Industries, Ltd. — ADR	44,787	2,990,876
TTI Team Telecom International, Ltd. — ADR**	28,850	461,889

		3,452,765

Total Middle East		3,452,765

AFRICA — 0.9%
South Africa — 0.9%
Harmony Gold Mining Co., Ltd. — ADR	50,500	683,265
Standard Bank Group, Ltd.	235,200	730,034

		1,413,299

Total Africa		1,413,299

Total Equity Securities (Cost $138,704,085)		144,748,618

RIGHTS — 0.2%

EUROPE — 0.2%
United Kingdom — 0.2%
EasyJet PLC — Rights**	209,983	256,065

Austria — 0.0%
Erste Bank der Oesterreichischen Sparkassen AG – Rights**	27,445	0

Total Europe		256,065

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Growth Fund
Schedule of Investments
June 30, 2002
(unaudited)

	Number	Market
	of	Value
	Shares	(Note A)

FAR EAST — 0.0%
Thailand — 0.0%
TelecomAsia Corp. Public Co., Ltd. (Foreign) — Rights**	307,294	$0

Total Far East		0

Total Rights (Cost $0)		256,065

TOTAL INVESTMENTS
(COST $138,704,085)	95.4%	$145,004,683
Other Assets in Excess of Liabilities	4.6%	6,927,431

Net Assets	100.0%	$151,932,114

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:
Basis		$138,704,085

Gross Appreciation		$11,577,271
Gross Depreciation		(5,276,673)

Net Appreciation		$6,300,598

**	Non-income producing security.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Growth Fund
Schedule of Investments by Industry
June 30, 2002
(unaudited)

Percent of
Industry	Net Assets

Aerospace	1.4%
Airlines	4.7%
Appliances	0.4%
Automobiles	1.5%
Banking	18.2%
Beverages	2.6%
Beverages & Tobacco	1.5%
Broadcast & Publishing Services	1.5%
Business & Publishing Services	3.0%
Computer Manufacturers	0.3%
Construction	3.4%
Data Processing	0.6%
Drugs	2.0%
Electrical	1.6%
Electrical & Electronics	1.9%
Electronic Components	1.0%
Energy Sources	3.9%
Finance & Loan	0.5%
Finance/ Multi-Industry	0.6%
Financial Services	4.7%
Food & Household	2.8%
Forest Products	0.3%
Gas	1.2%
Gold Mining	1.0%
Health Care	2.4%
Industrial Services	1.9%
Insurance	2.6%
International Trading	0.6%
Leisure	1.0%
Leisure & Tourism	0.6%
Machinery	0.3%
Merchandising	5.9%
Metals — Steel	0.2%
Miscellaneous Materials	2.4%
Oil	2.3%
Other Computers	0.3%
Precious Metals	0.4%
Real Estate	0.5%
Recreation	1.1%
Retailing — Goods	4.2%
Telecommunications	3.9%
Textiles & Apparel	0.2%
Transportation — Air	2.2%
Utilities	1.8%
Other Assets in Excess of Liabilities	4.6%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Growth Fund
Statement of Assets and Liabilities
June 30, 2002
(unaudited)

ASSETS:
Investments, at market value (Cost $138,704,085)	$145,004,683
Cash	3,698,037
Receivables:
Dividends	373,730
Interest	1,549
Investment securities sold	3,331,834
Fund shares sold	11,761
Foreign withholding tax refund	895,947
Other	5,336
Prepaid expenses	6,919

TOTAL ASSETS	153,329,796

LIABILITIES:
Payables:
Investment securities purchased	1,066,543
Fund shares redeemed	77
Due to affiliates	192,926
Net unrealized depreciation on unsettled foreign currency forward contracts from transaction hedges	15,931
Foreign taxes	878
Accrued expenses	121,327

TOTAL LIABILITIES	1,397,682

NET ASSETS	$151,932,114

SHARES OUTSTANDING	24,654,921

NET ASSET VALUE PER SHARE	$6.16

NET ASSETS CONSISTED OF THE FOLLOWING AT JUNE 30, 2002:
Paid-in capital	$282,270,182
Undistributed net investment loss	(135,302)
Undistributed net realized loss	(135,777,782)
Undistributed net realized foreign exchange loss	(633,577)
Unrealized net foreign exchange loss	(92,005)
Unrealized net appreciation on investments	6,300,598

NET ASSETS	$151,932,114

Notes to Financial Statements are an integral part of this Statement.

Driehaus International Growth Fund
Statement of Operations
For the six month period January 1, 2002 through June 30, 2002
(unaudited)

INVESTMENT INCOME:
Income:
Dividends (Net of non-reclaimable foreign taxes of $150,983)	$1,517,447
Interest	15,457

Total income	1,532,904

Expenses:
Investment advisory fee	1,240,319
Administration fee	103,358
Professional fees	70,278
Federal and state registration fees	9,922
Custodian fee	123,756
Transfer agent fees	21,954
Trustees’ fees	10,934
Miscellaneous	48,631

Total expenses	1,629,152

Fees paid indirectly	(287,032)

Net expenses	1,342,120

Net investment income	190,784

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss from security transactions	(505,244)
Net realized foreign exchange loss	(633,577)
Net change in unrealized foreign exchange loss	57,617
Net change in unrealized appreciation of investments	(13,481,066)

Net realized and unrealized loss on investments	(14,562,270)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(14,371,486)

Notes to Financial Statements are an integral part of this Statement.

Driehaus International Growth Fund
Statement of Changes in Net Assets

	For the
	six month period
	January 1, 2002
	through	For the year
	June 30, 2002	ended
	(unaudited)	December 31, 2001

DECREASE IN NET ASSETS:
Operations:
Net investment income (loss)	$190,784	$(736,686)
Net realized and unrealized loss on investments	(14,562,270)	(88,312,641)

Net decrease in net assets resulting from operations	(14,371,486)	(89,049,327)

Distributions to shareholders:
Net investment income	—	—
Capital gains	—	(162,901)

Total distributions to shareholders	—	(162,901)

Capital share transactions:
Proceeds from shares sold	24,092,223	69,278,923
Reinvestment of distributions	—	154,871
Cost of shares redeemed	(28,016,050)	(94,052,767)

Net decrease in net assets derived from capital share transactions	(3,923,827)	(24,618,973)

Total decrease in net assets	(18,295,313)	(113,831,201)

NET ASSETS:

Beginning of period	$170,227,427	$284,058,628

End of period	$151,932,114	$170,227,427

Capital share transactions are as follows:
Shares issued	3,717,985	8,923,699
Shares reinvested	—	22,842
Shares redeemed	(4,351,289)	(12,615,262)

Net decrease from capital share transactions	(633,304)	(3,668,721)

Notes to Financial Statements are an integral part of this Statement.

Driehaus International Growth Fund
Financial Highlights

	For the six
	month period
	January 1,
	2002
	through		For the year	For the year
	June 30,		ended	ended
	2002		December 31,	December 31,
	(unaudited)		2001	2000

Net asset value, beginning of period	$6.73		$9.81	$21.13

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.01		(0.03)	(0.13)
Net realized and unrealized gain (loss) on investments	(0.58)		(3.04)	(6.88)

Total income (loss) from investment operations	(0.57)		(3.07)	(7.01)

LESS DISTRIBUTIONS:
Dividends from net investment income	—		—	—
Distributions from capital gains	—		(0.01)	(4.31)

Total distributions	—		(0.01)	(4.31)

Net asset value, end of period	$6.16		$6.73	$9.81

Total Return	(8.47	)%**	(31.33)%	(33.53)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$151,932		$170,227	$284,059
Ratio of expenses before fees paid indirectly to average net assets	1.97	%*	1.88%	1.78%
Ratio of net expenses to average net assets	1.62	%*#	1.87%#	1.78%
Ratio of net investment income (loss) to average net assets	0.23	%*#	(0.35)%#	(0.92)%
Portfolio turnover	200.45	%**	535.69%	404.21%
Annualized portfolio turnover	404.23%		535.69%	404.21%

[Additional columns below]

[Continued from above table, first column(s) repeated]

					For the period
		For the four			from the
		month period			commencement
	For the year	September 1,		For the year	of operations
	ended	1998 through		ended	October 28, 1996
	December 31,	December 31,		August 31,	through
	1999	1998		1998	August 31, 1997

Net asset value, beginning of period	$11.55	$12.39		$11.90	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.13)	(0.04)		(0.07)	(0.05)
Net realized and unrealized gain (loss) on investments	11.31	(0.25)		1.77	1.95

Total income (loss) from investment operations	11.18	(0.29)		1.70	1.90

LESS DISTRIBUTIONS:
Dividends from net investment income	—	—		—	—
Distributions from capital gains	(1.60)	(0.55)		(1.21)	—

Total distributions	(1.60)	(0.55)		(1.21)	—

Net asset value, end of period	$21.13	$11.55		$12.39	$11.90

Total Return	98.94%	(2.04	)%**	16.50%	19.00	%**
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$466,571	$223,831		$229,088	$180,545
Ratio of expenses before fees paid indirectly to average net assets	1.82%	2.00	%*	1.88%	2.11	%*†
Ratio of net expenses to average net assets	1.82%	2.00	%*	1.88%	2.11	%*†
Ratio of net investment income (loss) to average net assets	(1.03)%	(1.46	)%*	(0.54)%	(0.67	)%*†
Portfolio turnover	273.64%	116.28	%**	219.78%	380.02	%**
Annualized portfolio turnover	273.64%	347.89%		219.78%	450.35%

 * Annualized

** Not Annualized

†	Such ratios are after transfer agent waivers. PFPC Inc., the transfer agent, waived a portion of its fee for the first ten months of the Fund’s operations.

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Discovery Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders:

     For the six months ended June 30, 2002, the Driehaus International Discovery Fund returned 9.13%. This compares with a return of -1.62% for the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE®) Index, -2.32% for the MSCI EAFE® Growth Index and -1.05% for the MSCI All Country (AC) World Free Ex-U.S. Index for the same period.

     Since the fund’s inception on December 31, 1998, through June 30, 2002, the Driehaus International Discovery Fund posted an annualized return of 31.40%, which compares to a -4.79% return for the MSCI EAFE® Index, -8.95% for the MSCI EAFE® Growth Index and -3.42% for the MSCI AC World Free Ex-U.S. Index over the same time.1

     The primary events over the past six months were a rapidly weakening U.S. dollar and relatively anemic U.S. economic growth. A weakening dollar resulted in a stronger euro over the course of the half. Currencies also strengthened in eastern and central Europe, and most of the Asia Pacific region. The fallout from these currency revaluations was two-fold.

     First, in Europe, the falling dollar resulted in declining share prices for large multinational corporations, specifically those that rely on exports of goods and services to U.S. markets. These were dealt a double blow through declining sales in the U.S. and the declining value of those sales in dollar terms.

     On the other hand, investors globally strongly favored small- and mid-cap companies, partly because large-caps lost credibility in the wake of Enron and WorldCom, and partly because smaller companies had better valuations and more transparent financial reporting. This was especially true of companies that participated in niche markets, such as Spain and the Czech Republic.

     We were fortunate to have reduced our positions with exporters of any size early on in this cycle, thus avoiding most of their decline. Instead, we invested in several of the smaller, domestically-driven European stocks, notably retailers, which benefited from the boom in small-caps over this period.

     Appreciating currencies in east and central Europe and the Asia Pacific region served to strengthen local economies which, in turn, allowed central banks to lower interest rates. This occurred at a time when local banks and finance companies were seeking to tap long pent up consumer demand by extending credit to them via credit cards, home mortgages, auto loans and other financing vehicles. Most consumers in these countries had never had access to credit in any form. Household debt as a percentage of GDP was (and remains) correspondingly low. The combination of low debt, readily available credit and affordable interest rates proved to be very tempting to consumers and the demand for credit soared.

     Again, we were fortunate to have invested fairly heavily and very selectively in consumer finance companies, and domestic producers and marketers of local goods and services...clothing, homes, autos, etc. Both groups fared well as local consumers borrowed from one and bought from the other.

     Another investment theme that played to the fund’s advantage was a focus on certain formerly state-owned or controlled companies in emerging Europe and Asia, specifically those that had successfully restructured their operations by adopting western business management practices and accounting standards. This was especially true of the Russian oil companies in which we invested.

     There were other investment themes that aided performance, and a few that did not. One was an early bullish position in emerging markets. We thought that a U.S.-led global economic recovery would help exporters in these countries. When the recovery fizzled, their share prices declined. We also thought that Brazil would be able to decouple from the manifest economic problems in neighboring Argentina, which is in the midst of a major economic crises. Unfortunately, Brazil finally caught the Argentine contagion during this reporting period. It also suffered from political uncertainty leading up to this October’s presidential election. As a consequence, investors fled in droves, and share prices plunged. Another decision that hurt was to underweight Japan when that nation’s economy and market improved somewhat, following many years of significant underperformance.

     We look to remain overweight Southeast Asian nations that have done well this year. We expect to also continue to underweight Japan, where recent gains will vanish if the economy of its principal export market, the U.S., doesn’t accelerate. Beyond this, we are going through stocks in Europe and elsewhere, one by one, with an eye toward those well managed growth companies that have corrected sharply in recent quarters. Again, our focus will tend to be on smaller companies that can benefit substantially from sales and earnings gains that would be lost within major multinationals.

     Thank you for your support as shareholders.

Sincerely,

Emery R. Brewer Senior Portfolio Manager August 15, 2002	Eric J. Ritter, CFA Portfolio Manager August 15, 2002

[1]	During these periods, the Fund’s returns reflect fee waivers and/or reimbursements without which performance would have been lower.

Driehaus International Discovery Fund

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since December 31, 1998 (the date of the Fund’s inception), with all dividends and capital gains reinvested, with the indicated indexes (and dividends reinvested) for the same period.

			Since Inception
Average Annual Total Returns as of 6/30/02	1 Year	3 Years	(12/31/98 - 6/30/02)

Driehaus International Discovery Fund (DRIDX)[1]	5.27%	22.34%	31.40%
MSCI EAFE® Index[2]	-9.49%	-6.78%	-4.79%
MSCI EAFE® Growth Index[3]	-9.44%	-10.05%	-8.95%
MSCI AC World Free Ex-US Index[4]	-8.17%	-6.16%	-3.42%
Lipper International Small Cap Fund Index[5]	-4.23%	1.25%	5.91%

[1]	The returns for certain periods reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]	The Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI EAFE® Index) is a widely recognized benchmark of non-U.S. stock markets. It is an unmanaged index composed of a sample of companies representative of the market structure of 21 European and Pacific Basin countries. Data is in U.S. dollars. Source: Strategic Financial Solutions, L.L.C.

[3]	The Morgan Stanley Capital International Europe, Australia and Far East Growth Index (MSCI EAFE® Growth Index) is an unmanaged index composed of a sample of companies with higher price-to-book ratios, representative of the market structure of 21 European and Pacific Basin countries. The MSCI EAFE® Growth Index has been added as a comparison of the Fund’s growth-oriented investment style. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

[4]	The Morgan Stanley Capital International All Country World Free Ex-US Index (MSCI AC World Free Ex-US Index) is a recognized benchmark of non-US stock markets. It is an unmanaged index composed of a sample of companies representative of the market structure of 48 countries. The MSCI AC World Free Ex-US Index, when including or excluding securities, takes into account any limitations that an international investor would experience when investing directly in such securities. The MSCI AC World Free Ex-US Index has been added as a wider cross section of the marketplace in which the Fund invests, than the MSCI EAFE Index. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

[5]	The Lipper International Small Cap Fund Index is an equally weighted managed index of the largest qualifying funds that invest at least 65% of assets in equity securities of non-United States companies with a market capitalization of less than $1 billion at time of purchase. Data is in U.S. dollars. Source: Lipper Analytical Services.

Driehaus International Discovery Fund
Schedule of Investments
June 30, 2002
(unaudited)

	Number	Market
	of	Value
	Shares	(Note A)

EQUITY SECURITIES — 91.7%

EUROPE — 45.3%
United Kingdom — 10.7%
Arcadia Group PLC	82,350	$429,933
Balfour Beatty PLC	244,400	871,753
Dana Petroleum PLC**	1,249,700	285,741
De Vere Group PLC	64,000	343,399
EasyJet PLC**	74,200	389,080
Ebookers PLC**	10,000	43,443
Egg PLC**	516,280	1,227,682
Lastminute.com PLC**	643,550	929,475
New Look Group PLC	388,832	1,372,111
Premier Oil PLC**	1,863,000	617,658
Rank Group PLC	98,450	401,435
Scottish & Newcastle PLC	73,441	680,641
William Hill PLC**	36,000	145,420

		7,737,771

Germany — 6.9%
Krones AG (Pref.)	13,880	753,953
Puma AG	29,890	2,165,004
Sixt AG	1,925	20,628
Stada Arzneimittel AG	33,758	1,350,280
Zapf Creation AG	26,130	683,876

		4,973,741

Italy — 6.1%
Merloni Elettrodomestici SpA	205,700	2,248,919
Permasteelisa SpA	23,200	445,656
Recordati SpA	52,095	1,409,739
Saipem SpA	49,210	353,815

		4,458,129

Switzerland — 4.0%
Logitech International SA**	15,700	730,061
Micronas Semiconductor Holding AG**	39,060	1,231,001
Nobel Biocare Holding AG**	7,600	526,022
Valora Holding AG	2,100	450,156

		2,937,240

Spain — 2.9%
Grupo Auxiliar Metalurgico SA**	44,980	786,294
Iberia Lineas Aereas de Espana SA	748,450	1,308,363

		2,094,657

Sweden — 2.4%
Capio AB**	56,000	475,290
Elekta AB — B**	30,260	339,142
Intrum Justitia AB**	72,000	415,226
SSAB Svenskt Stal AB — A	40,000	520,120

		1,749,778

Greece — 2.1%
Hyatt Regency Hotels & Tourism SA	81,720	522,993
Intralot SA	34,645	681,588
Technical Olympic SA	82,240	360,627

		1,565,208

Austria — 1.9%
Erste Bank der Oesterreichischen Sparkassen AG	19,540	1,396,224

France — 1.9%
Camaieu	8,069	302,429
TRIGANO	9,300	359,130
Wavecom SA**	17,285	699,062

		1,360,621

Russia — 1.9%
AO VimpelCom — ADR**	11,625	295,972
YUKOS — ADR**	114,310	1,052,795

		1,348,767

Czech Republic — 1.5%
Komercni Banka AS	8,000	407,901
Komercni Banka AS — GDR	41,380	707,598

		1,115,499

Denmark — 1.4%
Group 4 Falck AS	30,195	1,043,743

Estonia — 0.8%
Hansabank, Ltd.	45,400	598,577

Netherlands — 0.8%
Rodamco Asia NV	31,782	547,733

Total Europe		32,927,688

FAR EAST — 40.4%
Japan — 12.6%
Cawachi, Ltd.	6,200	548,324
Citizen Electronics Co., Ltd.	6,900	575,691
Diamond City Co., Ltd.	25,425	360,620
Diamond Lease Co., Ltd.	26,000	537,979
Don Quijote Co., Ltd.	14,300	1,376,835
Funai Electric Co., Ltd.	4,500	555,667
Kubotek Corp.	60	179,215
Leopalace21 Corp.**	195,000	1,382,909
NIC Corp.	72,000	997,196
Nichii Gakkan Co.	16,400	1,039,914
Nihon Trim Co., Ltd.	2,080	157,923
Nissen Co., Ltd.	33,800	614,771
NOK Corp.	42,000	329,395
NTN Corp.	138,000	539,998
Sumida Corp.	3,000	73,088

		9,269,525

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Discovery Fund
Schedule of Investments
June 30, 2002
(unaudited)

	Number	Market
	of	Value
	Shares	(Note A)

Hong Kong — 11.1%
ASM Pacific Technology, Ltd.	390,000	$857,532
China Pharmaceutical Enterprise and Investment Corp., Ltd.	6,392,000	1,073,568
Esprit Holdings, Ltd.	718,000	1,376,218
Golden Meditech Co., Ltd.**	5,420,000	1,546,147
Hong Kong Exchanges & Clearing, Ltd.	262,000	431,644
Techtronic Industries Co., Ltd.	1,122,000	956,612
Texwinca Holdings, Ltd.	874,000	750,772
Tingyi Holding, Corp.	2,024,000	616,305
Xinao Gas Holdings, Ltd.**	1,254,000	458,209

		8,067,007

Thailand — 6.4%
Asian Property Development Public Co., Ltd. (Foreign)**	233,000	253,879
Asian Property Development Public Co., Ltd. – NVDR (Foreign)**	343,800	374,608
Dynasty Ceramic Public Co., Ltd. — NVDR (Foreign)**	112,600	257,581
Home Product Center Public Co., Ltd. — NVDR (Foreign)**	3,427,000	242,613
Land and Houses Public Co., Ltd. (Foreign)**	698,900	1,321,104
Noble Development Public Co., Ltd. (Foreign)**	636,880	118,087
Siam Cement Public Co., Ltd. — NVDR (Foreign)	29,800	681,698
Siam Panich Leasing Public Co., Ltd. — NVDR (Foreign)**	542,300	492,957
TISCO Finance Public Co., Ltd. — NVDR (Foreign)**	912,900	545,164
United Broadcasting Corp. Public Co., Ltd. — NVDR (Foreign)**	869,700	343,452

		4,631,143

Indonesia — 3.1%
PT Astra Agro Lestari Tbk	2,973,000	673,920
PT Astra International Tbk**	1,378,000	672,179
PT Ramayana Lestari Sentosa Tbk	1,905,000	912,847

		2,258,946

South Korea — 2.6%
Hana Bank	1,518	21,704
Hanmi Pharmaceutical Industrial Co., Ltd.	26,350	536,655
Intelligent Digital Integrated Security Co., Ltd.	39,777	568,734
Omnitel, Inc.**	72,309	757,376

		1,884,469

Australia — 1.7%
Billabong International, Ltd.	101,900	512,549
Foodland Associated, Ltd.	10,000	106,100
Newcrest Mining, Ltd.	153,000	651,049

		1,269,698

Taiwan — 1.5%
Chinatrust Financial Holding Co., Ltd.**	702,000	619,865
Lian Hwa Foods Corp.	379,000	231,423
Test-Rite International Co., Ltd.	243,000	213,114

		1,064,402

Malaysia — 0.8%
Courts Mammoth Berhad	547,000	558,530

Singapore — 0.6%
Hyflux, Ltd.**	745,000	430,122

Total Far East		29,433,842

NORTH AMERICA — 6.0%
Canada — 6.0%
Canadian Superior Energy, Inc.**	289,340	624,000
Cinram International, Inc.	42,400	288,542
Forzani Group, Ltd. — A**	33,850	520,807
Gauntlet Energy Corp.**	115,960	663,330
Masonite International Corp.**	45,205	838,181
PEYTO Exploration & Development Corp.**	145,800	661,468
WestJet Airlines, Ltd.**	59,025	805,297

		4,401,625

Total North America		4,401,625

Total Equity Securities (Cost $57,693,877)		66,763,155

EQUITY CERTIFICATES — 0.4% (Note C)

FAR EAST — 0.4%
India — 0.4%
Balaji Telefilms, Ltd.†	27,200	281,286

Total Equity Certificates (Cost $325,415)		281,286

RIGHTS — 0.0%

EUROPE — 0.0%
Austria — 0.0%
Erste Bank der Oesterreichischen Sparkassen AG – Rights**	19,540	0

Total Rights (Cost $0)		0

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Discovery Fund
Schedule of Investments
June 30, 2002
(unaudited)

	Number	Market
	of	Value
	Shares	(Note A)

WARRANTS — 0.0%

FAR EAST — 0.0%
Thailand — 0.0%
Home Product Center Public Co., Ltd. (Foreign) — Warrants**	1,713,500	$0

Total Warrants (Cost $0)		0

TOTAL INVESTMENTS
(COST $58,019,292)	92.1%	$67,044,441
Other Assets in Excess of Liabilities	7.9%	5,769,365

Net Assets	100.0%	$72,813,806

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:
Basis		$58,019,292

Gross Appreciation		$10,196,925
Gross Depreciation		(1,171,776)

Net Appreciation		$9,025,149

**	Non-income producing security.

†	Restricted security.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Discovery Fund
Schedule of Investments by Industry
June 30, 2002
(unaudited)

Percent of
Industry	Net Assets

Airlines	1.1%
Appliances	3.1%
Automobiles	1.4%
Banking	3.5%
Basic Industries/Multi-Industry	0.3%
Beverages & Tobacco	1.4%
Broadcast & Publishing Services	1.3%
Building Materials	3.4%
Business & Publishing Services	2.0%
Construction	0.5%
Consumer Non-Durables/Multi-Industry	1.9%
Consumer Services/Multi-Industry	3.5%
Drugs	1.9%
Electrical	1.7%
Electrical & Electronics	2.9%
Electronic Components	3.9%
Energy Equipment	0.5%
Energy Sources	7.1%
Finance/Multi-Industry	1.4%
Financial Services	5.3%
Food & Household	1.2%
Gold Mining	0.9%
Health Care	4.3%
Health/Multi-Industry	4.0%
Industrial Components	3.1%
Leisure & Tourism	2.9%
Machinery & Engineering	1.0%
Merchandising	7.0%
Metals — Steel	0.7%
Office/Communications Equipment	0.4%
Real Estate	5.6%
Recreation	3.0%
Retailing — Goods	3.1%
Technology/Multi-Industry	2.3%
Textiles & Apparel	2.2%
Transportation — Air	2.3%
Other Assets in Excess of Liabilities	7.9%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Discovery Fund
Statement of Assets and Liabilities
June 30, 2002
(unaudited)

ASSETS:
Investments, at market value (Cost $58,019,292)	$67,044,441
Foreign currency (Cost $502,334)	512,675
Cash	5,505,074
Receivables:
Dividends	171,145
Interest	1,506
Investment securities sold	3,230,467
Fund shares sold	534,278
Prepaid expenses	6,496

TOTAL ASSETS	77,006,082

LIABILITIES:
Payables:
Investment securities purchased	3,848,987
Fund shares redeemed	167,565
Due to affiliates	86,056
Net unrealized depreciation on unsettled foreign currency forward contracts from transaction hedges	9,966
Accrued expenses	79,702

TOTAL LIABILITIES	4,192,276

NET ASSETS	$72,813,806

SHARES OUTSTANDING	3,223,376

NET ASSET VALUE PER SHARE	$22.59

NET ASSETS CONSISTED OF THE FOLLOWING AT JUNE 30, 2002:
Paid-in capital	$82,013,025
Undistributed net investment loss	(152,956)
Undistributed net realized loss	(17,821,279)
Undistributed net realized foreign exchange loss	(254,951)
Unrealized net foreign exchange gain	4,818
Unrealized net appreciation on investments	9,025,149

NET ASSETS	$72,813,806

Notes to Financial Statements are an integral part of this Statement.

Driehaus International Discovery Fund
Statement of Operations
For the six month period January 1, 2002 through June 30, 2002
(unaudited)

INVESTMENT LOSS:
Income:
Dividends (Net of non-reclaimable foreign taxes of $47,357)	$422,619
Interest	7,677

Total income	430,296

Expenses:
Investment advisory fee	442,998
Administration fee	57,000
Professional fees	37,849
Federal and state registration fees	7,901
Custodian fee	80,426
Transfer agent fees	31,654
Trustees’ fees	5,787
Miscellaneous	27,960

Total expenses	691,575

Fees paid indirectly	(185,132)

Net expenses	506,443

Net investment loss	(76,147)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain from security transactions	2,802,856
Net realized foreign exchange loss	(254,951)
Net change in unrealized foreign exchange loss	10,934
Net change in unrealized appreciation of investments	1,686,325

Net realized and unrealized gain on investments	4,245,164

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,169,017

Notes to Financial Statements are an integral part of this Statement.

Driehaus International Discovery Fund
Statement of Changes in Net Assets

	For the
	six month period
	January 1, 2002
	through	For the year
	June 30, 2002	ended
	(unaudited)	December 31, 2001

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment loss	$(76,147)	$(517,341)
Net realized and unrealized gain (loss) on investments	4,245,164	(7,316,078)

Net increase (decrease) in net assets resulting from operations	4,169,017	(7,833,419)

Distributions to shareholders:
Net investment income	—	—
Capital gains	—	—

Total distributions to shareholders	—	—

Capital share transactions:
Proceeds from shares sold	37,024,325	12,730,144
Reinvestment of distributions	—	—
Cost of shares redeemed	(13,226,600)	(11,454,835)

Net increase in net assets derived from capital share transactions	23,797,725	1,275,309

Total increase (decrease) in net assets	27,966,742	(6,558,110)

NET ASSETS:

Beginning of period	$44,847,064	$51,405,174

End of period	$72,813,806	$44,847,064

Capital share transactions are as follows:
Shares issued	1,654,156	596,047
Shares reinvested	—	—
Shares redeemed	(597,792)	(556,093)

Net increase from capital share transactions	1,056,364	39,954

Notes to Financial Statements are an integral part of this Statement.

Driehaus International Discovery Fund
Financial Highlights

	For the six
	month period
	January 1, 2002		For the year		For the year	For the year
	through		ended		ended	ended
	June 30, 2002		December 31,		December 31,	December 31,
	(unaudited)		2001		2000	1999

Net asset value, beginning of period	$20.70		$24.17		$28.25	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.02)		(0.24)		(0.23)	(0.17)
Net realized and unrealized gain (loss) on investments	1.91		(3.23)		(2.95)	21.14

Total income (loss) from investment operations	1.89		(3.47)		(3.18)	20.97

LESS DISTRIBUTIONS:
Dividends from net investment income	—		—		—	—
Distributions from capital gains	—		—		(0.90)	(2.72)

Total distributions	—		—		(0.90)	(2.72)

Net asset value, end of period	$22.59		$20.70		$24.17	$28.25

Total Return	9.13	%**	(14.36)%		(11.29)%	213.65%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$72,814		$44,847		$51,405	$26,242
Ratio of expenses before fees paid indirectly to average net assets	2.34	%*†	2.34	%†	2.10%†	2.43%†
Ratio of net expenses to average net assets	1.71	%*†#	2.31	%†#	2.10%†	2.43%†
Ratio of net investment loss to average net assets	(0.26	)%*†#	(1.12	)%†#	(0.85)%†	(1.60)%†
Portfolio turnover	218.11	%**	612.64%		407.96%	267.86%
Annualized portfolio turnover	439.83%		612.64%		407.96%	267.86%

 * Annualized

** Not Annualized

†	Such ratios are after administrative agent and transfer agent waivers and adviser expense reimbursements, when applicable. PFPC Inc., the administrative agent and transfer agent, waived a portion of its fees from December 31, 1998 (commencement of operations) through December 31, 2001. The adviser agreed to absorb other operating expenses to the extent necessary to ensure that the total Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) will not exceed the Fund’s operating expense cap for the first fifty-four months of its operations. For the period from December 31, 1998 (the commencement of operations) through May 31, 1999 the Fund’s operating expense cap was 2.50% of average net assets. For the period June 1, 1999 through June 30, 2002 the operating expense cap was reduced to 2.40% of average net assets. Beginning July 1, 2002 through June 30, 2003, the Fund will be reimbursed for expenses exceeding a 2.40% expense cap after reduction of amounts received through commission recapture programs that are applied to Fund expenses.

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

Driehaus European Opportunity Fund — Portfolio Manager’s Letter

Dear Fellow Shareholders:

     For the six months ended June 30, 2002, the Driehaus European Opportunity Fund returned 5.45%. This compares with a return of -4.60% for the Morgan Stanley Capital International (MSCI) Europe Index for the same period.

     Since the fund’s inception on December 31, 1998, through June 30, 2002, the Driehaus European Opportunity Fund posted an annualized return of 24.47%, which compares with a return of -5.80% for the MSCI Europe Index over the same time.1

     European equity markets were notably volatile over the first half, requiring that we be very nimble in capitalizing on a number of macro- and micro-economic investment themes. Without putting them into any particular order, these themes were as follows.

     During this period, small- and mid-cap stocks generally outperformed their larger cap counterparts. Part of the reason for this was that large caps were over- or fully-valued, leading investors to seek growth opportunities elsewhere. Often, they chose small- and mid-caps, which, unlike large-caps, can excel if they are successful in relatively small niches. As we tend to favor the growth potential of small- and mid-caps, the portfolio benefited from this development.

     Beyond this, the fund’s performance was aided by investments in emerging European countries that benefit from the convergence of their economies with that of the European Union. As we saw before with Spain, Portugal and Greece, convergence leads to lower interest rates, stronger local economies and appreciating equity valuations. Here, we focused on two Eastern European countries that should benefit the most from this convergence theme over the near term: Hungary and the Czech Republic.

     We also stressed a domestic demand-driven investment theme in Eastern and Central Europe. There, banks and consumer finance companies have begun to develop the long neglected retail banking sector. They were aided in this regard by lower interest rates. These rates were passed along to local consumers, most of whom had no prior access to credit of any kind. This, in turn, led to a boom in the housing, auto, retail and other sectors that benefit from readily available, affordable credit. We did well by investing both in the banking and consumer finance sectors and those sectors that prospered as consumers’ purse strings were finally untied.

     Further afield, we favored a restructuring theme in Russia. Russian managers have begun to adopt western business management and accounting practices aimed at improving earnings, increasing the visibility of financial statements and otherwise making their equities more attractive to international investors. For our part, we chose to focus on the Russian energy sector, which has undergone considerable restructuring in recent years, along the way increasing production dramatically. Investors favored such moves and have begun to reward these concerns in the form of higher share prices. As an early investor in them, the fund profited accordingly.

     As the U.S. dollar fell, the euro appreciated, hurting the prospects of large multinationals that export to the U.S., but helping those of locally-focused companies that derive most, if not all, of their revenues in euros. We played this investment theme by targeting companies in the real estate, construction, lodging, media, discount airline and other sectors that sell primarily into local markets. A particular focus was on peripheral countries, such as Spain, where locally-focused companies may benefit from relatively large domestic markets.

     Aside from these and other micro-investment themes, the fund was helped by being underweight to the major Western European sectors. In this regard, our underweight to pharmaceuticals was a strong contributor to our outperformance of the benchmark. European pharmaceuticals are typically large multinationals selling into the U.S. marketplace and thus were crushed when the U.S. economy failed to re-ignite over this period.

     Looking ahead, the picture remains far from clear. A similarly uncertain environment prevailed at the close of 2001, when many prognosticators forecast an increase in interest rates during this year’s first half. As you may recall from our last letter, we held a contrarian viewpoint, feeling that the U.S. economic recovery would be weaker than expected and that interest rates would likely be cut, not increased.

     This is not to say that we will be right all of the time; far from it. With that caveat in mind, we feel that if the U.S. economy stalls or backtracks, or if the dollar continues to retreat, we will likely see continued volatility and erratic returns. Even so, we are relatively optimistic that global economic growth will resume, probably in this year’s fourth quarter.

     Thank you for your support as shareholders.

Sincerely,

Ivo St. Kovachev
Portfolio Manager
August 15, 2002

[1]	During these periods, the Fund’s returns reflect fee waivers and/or reimbursements without which performance would have been lower.

Driehaus European Opportunity Fund

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since December 31, 1998 (the date of the Fund’s inception), with all dividends and capital gains reinvested, with the indicated indexes (and dividends reinvested) for the same period.

			Since Inception
Average Annual Total Returns as of 6/30/02	1 Year	3 Years	(12/31/98 - 6/30/02)

Driehaus European Opportunity Fund (DREOX)[1]	6.89%	25.70%	24.47%
MSCI Europe Index[2]	-7.71%	-5.97%	-5.80%
Lipper European Region Fund Index[3]	-7.86%	-2.37%	-1.84%

[1]	The returns for certain periods reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]	The Morgan Stanley Capital International Europe Index (MSCI Europe Index) is a recognized benchmark of European stock markets. It is an unmanaged index of a sample of companies representative of the market structure of 16 European countries. Data is in U.S. dollars. Source: Strategic Financial Solutions, L.L.C.

[3]	The Lipper European Region Fund Index is an equally weighted managed index of the largest qualifying funds that invest in equity securities with primary trading markets or operations concentrated in the European region or a single country within this region. Data is in U.S. dollars. Source: Lipper Analytical Services.

Driehaus European Opportunity Fund
Schedule of Investments
June 30, 2002
(unaudited)

	Number	Market
	of	Value
	Shares	(Note A)

EQUITY SECURITIES — 90.7%

EUROPE — 88.6%
United Kingdom — 20.3%
Alexon Group PLC	109,000	$361,378
Arcadia Group PLC	72,000	375,897
Blacks Leisure Group PLC	50,000	185,967
Carillion PLC	150,000	436,718
CRC Group PLC	55,000	192,826
EasyJet PLC**	20,000	104,873
Ebookers PLC**	30,000	237,000
Egg PLC**	190,000	451,808
EMAP PLC	15,000	187,034
Hammerson PLC	10,000	84,371
Inchcape PLC	29,500	340,628
Jardine Lloyd Thompson Group PLC	20,000	191,302
New Look Group PLC	65,000	229,372
Northern Rock PLC	18,000	186,988
Paladin Resources PLC**	285,000	261,745
Scottish & Newcastle PLC	62,000	574,608
SkyePharma PLC**	330,000	319,421
Torex PLC	15,000	138,332
Vodafone Group PLC	175,000	240,080
William Hill PLC**	15,430	62,329
Wood Group (John) PLC**	50,000	160,054

		5,322,731

Spain — 7.6%
Actividades de Construccion y Servicios SA	14,000	450,752
Enagas SA**	11,000	69,312
Grupo Auxiliar Metalurgico SA**	21,900	382,833
Grupo Ferrovial SA	23,500	640,807
Iberia Lineas Aereas de Espana SA	255,000	445,765

		1,989,469

Italy — 7.6%
Cassa di Risparmio di Firenze SpA	210,000	277,503
Merloni Elettrodomestici SpA	84,860	927,776
Mondadori (Arnoldo) Editore SpA	20,000	132,539
Riunione Adriatica di Sicurta SpA	12,900	173,142
Saipem SpA	65,000	467,344

		1,978,304

Russia — 7.1%
AO VimpelCom — ADR**	12,000	305,520
Golden Telecom, Inc.**	23,900	420,640
LUKOIL — ADR	4,800	311,393
Mining and Metallurgical Co. Norilsk Nickel — ADR	8,000	167,200
Sberbank RF — ADR	2,000	340,000
Sibneft — ADR**	9,000	161,559
Wimm-Bill-Dann Foods OJSC — ADR**	7,000	147,700

		1,854,012

France — 7.1%
Bigben Interactive	2,936	110,216
Camaieu	5,900	221,134
CNP Assurances	12,900	528,725
Entenial	4,000	133,329
Prismaflex International**	6,966	77,398
Renault SA	5,500	257,202
TRIGANO	3,190	123,185
Wavecom SA**	9,800	396,344

		1,847,533

Germany — 6.2%
Deutsche Boerse AG	6,500	276,683
Krones AG	5,000	251,844
ProSiebenSat.1 Media AG	15,000	152,144
Puma AG	9,600	695,352
Suedzucker AG	5,000	90,368
TV-Loonland AG**	26,000	51,357
Vossloh AG	4,550	97,963

		1,615,711

Switzerland — 6.1%
Logitech International SA**	1,500	69,751
Micronas Semiconductor Holding AG**	20,000	630,314
SGS Societe Generale de Surveillance Holding SA	650	207,472
Temenos Group AG**	20,000	98,780
UBS AG**	4,000	201,189
Valora Holding AG	1,800	385,848

		1,593,354

Netherlands — 4.1%
ASM International NV**	12,000	212,260
Koninklijke (Royal) KPN NV**	72,000	337,057
Koninklijke Vendex KBB NV	21,900	272,525
Rodamco Asia NV	14,500	249,894

		1,071,736

Notes to Financial Statements are an integral part of this Schedule.

Driehaus European Opportunity Fund
Schedule of Investments
June 30, 2002
(unaudited)

	Number	Market
	of	Value
	Shares	(Note A)

Austria — 3.1%
Erste Bank der Oesterreichischen Sparkassen AG	6,600	$471,601
Flughafen Wien AG	10,000	343,694

		815,295

Greece — 2.9%
Coca-Cola Hellenic Bottling Co., SA	29,000	490,909
Hyatt Regency Hotels & Tourism SA	43,000	275,192

		766,101

Sweden — 2.9%
Capio AB**	14,000	118,822
Elekta AB — B**	26,500	297,002
Intrum Justitia AB**	42,000	242,215
SKF AB — B	4,000	103,589

		761,628

Belgium — 2.8%
Algemene Maatschappij voor Nijverheidskredit NV	12,700	516,138
Omega Pharma SA	5,000	223,944

		740,082

Finland — 2.5%
Instrumentarium Corp. Oyj	6,000	151,403
M-real Oyj — B	27,500	265,893
Nokia Oyj — ADR	15,500	224,440

		641,736

Czech Republic — 1.4%
Komercni Banka AS	7,100	362,012

Slovenia — 1.3%
Lek Pharmaceutical and Chemical Co.	1,200	331,454

Estonia — 1.3%
Hansabank, Ltd.	25,000	329,613

Denmark — 1.2%
Group 4 Falck AS	6,000	207,400
William Demant Holding AS**	4,500	117,261

		324,661

Croatia — 1.0%
Pliva — GDR	17,000	250,580

Hungary — 0.9%
OTP Bank Rt	30,000	235,999

Turkey — 0.7%
Galatasaray Spor Kulubu**	2,978,000	101,430
Vestel Elektronik**	45,000,000	90,826

		192,256

Norway — 0.5%
Tandberg ASA**	11,500	135,627

Total Europe		23,159,894

SOUTH AMERICA — 1.4%
Peru — 1.4%
Compania de Minas Buenaventura SA — ADR	14,000	358,400

Total South America		358,400

AFRICA — 0.7%
South Africa — 0.7%
Harmony Gold Mining Co., Ltd. — ADR	13,000	175,890

Total Africa		175,890

Total Equity Securities (Cost $20,637,079)		23,694,184

RIGHTS — 0.0%

EUROPE — 0.0%
United Kingdom — 0.0%
EasyJet PLC — Rights**	7,272	8,868

Austria — 0.0%
Erste Bank der Oesterreichischen Sparkassen AG — Rights**	6,600	0

Total Europe		8,868

Total Rights (Cost $0)		8,868

TOTAL INVESTMENTS
(COST $20,637,079)	90.7%	$23,703,052
Other Assets in Excess of Liabilities	9.3%	2,439,009

Net Assets	100.0%	$26,142,061

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:
Basis		$20,637,079

Gross Appreciation		$3,554,082
Gross Depreciation		(488,109)

Net Appreciation		$3,065,973

**	Non-income producing security.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus European Opportunity Fund
Schedule of Investments by Industry
June 30, 2002
(unaudited)

Percent of
Industry	Net Assets

Appliances	3.9%
Automobiles	2.3%
Banking	7.9%
Beverages & Tobacco	2.2%
Broadcast & Publishing Services	1.0%
Business & Publishing Services	4.7%
Communications	1.6%
Construction	6.4%
Drugs	1.0%
Electrical	3.3%
Electrical & Electronics	1.1%
Electronic Components	3.0%
Energy Equipment	1.8%
Energy/Multi-Industry	0.6%
Energy Sources	3.1%
Finance/Multi-Industry	2.2%
Financial Services	5.3%
Food & Household	2.8%
Forest Products	1.0%
Gas	0.3%
Health Care	2.7%
Health/Multi-Industry	2.0%
Industrial Components	0.4%
Insurance	3.4%
Leisure & Tourism	2.5%
Machinery & Engineering	1.0%
Merchandising	6.9%
Metals — Nonferrous	0.6%
Office/Communications Equipment	1.2%
Oil	1.2%
Precious Metals	2.0%
Real Estate	1.3%
Recreation	2.7%
Retailing — Goods	1.3%
Technology/Multi-Industry	0.4%
Telecommunications	2.7%
Textiles & Apparel	0.8%
Transportation — Air	2.1%
Other Assets in Excess of Liabilities	9.3%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus European Opportunity Fund
Statement of Assets and Liabilities
June 30, 2002
(unaudited)

ASSETS:
Investments, at market value (Cost $20,637,079)	$23,703,052
Cash	2,543,004
Receivables:
Dividends	100,659
Interest	345
Investment securities sold	1,211,143
Fund shares sold	23,154
Due from affiliates	4,827
Prepaid expenses	5,405

TOTAL ASSETS	27,591,589

LIABILITIES:
Payables:
Investment securities purchased	1,340,871
Fund shares redeemed	39,247
Net unrealized depreciation on unsettled foreign currency forward contracts from transaction hedges	4,110
Accrued expenses	65,300

TOTAL LIABILITIES	1,449,528

NET ASSETS	$26,142,061

SHARES OUTSTANDING	1,239,026

NET ASSET VALUE PER SHARE	$21.10

NET ASSETS CONSISTED OF THE FOLLOWING AT JUNE 30, 2002:
Paid-in capital	$37,835,919
Undistributed net investment gain	80,563
Undistributed net realized loss	(14,821,954)
Undistributed net realized foreign exchange loss	(19,145)
Unrealized net foreign exchange gain	705
Unrealized net appreciation on investments	3,065,973

NET ASSETS	$26,142,061

Notes to Financial Statements are an integral part of this Statement.

Driehaus European Opportunity Fund
Statement of Operations
For the six month period January 1, 2002 through June 30, 2002
(unaudited)

INVESTMENT INCOME:
Income:
Dividends (Net of non-reclaimable taxes of $32,687)	$280,282
Interest	1,872

Total income	282,154

Expenses:
Investment advisory fee	181,493
Administration fee	57,000
Professional fees	30,972
Federal and state registration fees	8,431
Custodian fee	81,695
Transfer agent fees	24,905
Trustees’ fees	4,002
Miscellaneous	22,851

Total expenses	411,349

Fees paid indirectly	(65,789)
Expense reimbursement from advisor	(157,261)

Net expenses	188,299

Net investment income	93,855

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain from security transactions	2,054,280
Net realized foreign exchange loss	(19,145)
Net change in unrealized foreign exchange gain	(1,215)
Net change in unrealized appreciation of investments	(831,012)

Net realized and unrealized gain on investments	1,202,908

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,296,763

Notes to Financial Statements are an integral part of this Statement.

Driehaus European Opportunity Fund
Statement of Changes in Net Assets

	For the
	six month period
	January 1, 2002
	through	For the year
	June 30, 2002	ended
	(unaudited)	December 31, 2001

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$93,855	$(116,408)
Net realized and unrealized gain (loss) on investments	1,202,908	(8,938,049)

Net increase (decrease) in net assets resulting from operations	1,296,763	(9,054,457)

Distributions to shareholders:
Net investment income	—	—
Capital gains	—	—

Total distributions to shareholders	—	—

Capital share transactions:
Proceeds from shares sold	4,738,934	9,470,178
Reinvestment of distributions	—	—
Cost of shares redeemed	(5,405,651)	(17,002,740)

Net decrease in net assets derived from capital share transactions	(666,717)	(7,532,562)

Total increase (decrease) in net assets	630,046	(16,587,019)

NET ASSETS:

Beginning of period	$25,512,015	$42,099,034

End of period	$26,142,061	$25,512,015

Capital share transactions are as follows:
Shares issued	227,321	456,134
Shares reinvested	—	—
Shares redeemed	(263,353)	(831,485)

Net decrease from capital share transactions	(36,032)	(375,351)

Notes to Financial Statements are an integral part of this Statement.

Driehaus European Opportunity Fund
Financial Highlights

	For the six
	month period
	January 1, 2002		For the year		For the year	For the year
	through		ended		ended	ended
	June 30, 2002		December 31,		December 31,	December 31,
	(unaudited)		2001		2000	1999

Net asset value, beginning of period	$20.01		$25.51		$26.99	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.08		(0.09)		(0.39)	(0.11)
Net realized and unrealized gain (loss) on investments	1.01		(5.41)		(0.60)	17.10

Total income (loss) from investment operations	1.09		(5.50)		(0.99)	16.99

LESS DISTRIBUTIONS:
Dividends from net investment income	—		—		—	—
Distributions from capital gains	—		—		(0.49)	—

Total distributions	—		—		(0.49)	—

Net asset value, end of period	$21.10		$20.01		$25.51	$26.99

Total Return	5.45	%**	(21.56)%		(3.64)%	169.90%
RATIOS/ SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$26,142		$25,512		$42,099	$21,997
Ratio of expenses before fees paid indirectly to average net assets	2.10	%*†	2.10	%†	2.04%†	2.10%†
Ratio of net expenses to average net assets	1.56	%*†#	2.07	%†#	2.04%†	2.10%†
Ratio of net investment income (loss) to average net assets	0.78	%*†#	(0.40	)%†#	(1.21)%†	(1.26)%†
Portfolio turnover	214.29	%**	587.41%		500.76%	214.90%
Annualized portfolio turnover	432.14%		587.41%		500.76%	214.90%

*	Annualized

**	Not Annualized

†	Such ratios are after administrative agent and transfer agent waivers and adviser expense reimbursements, when applicable. PFPC Inc., the administrative agent and transfer agent, waived a portion of its fees from December 31, 1998 (commencement of operations) through December 31, 2001. The adviser agreed to absorb other operating expenses to the extent necessary to ensure that the total Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) will not exceed the Fund’s operating expense cap for the first fifty-four months of its operations. For the period from December 31, 1998 through June 30, 2002, the Fund’s operating expense cap was 2.10% of average net assets. Beginning July 1, 2002 through June 30, 2003, the Fund will be reimbursed for expenses exceeding the 2.10% expense cap after reduction of amounts received through commission recapture programs that are applied to Fund expenses.

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Asia Pacific Growth Fund — Portfolio Manager’s Letter

Dear Fellow Shareholders:

     For the six months ended June 30, 2002, the Driehaus Asia Pacific Growth Fund returned 9.45%. This compares with a return of 7.00% for the Morgan Stanley Capital International (MSCI) All Country (AC) Asia Pacific Free Index for the same period.

     Since the fund’s inception on December 31, 1997, through June 30, 2002, the Driehaus Asia Pacific Growth Fund posted an annualized return of 19.59%, which compares to a -0.33% return for the MSCI AC Asia Pacific Free Index over the same time.1

     The fund’s outperformance during the first half could be attributed to our capitalizing on a number of global economic and regionally-specific trends. One of the former was a substantial weakening of the U.S. dollar. While we don’t tend to base our investment decisions on currency-related developments, this one pointed the way to a major investment theme that played out well across Asia over the first six months of 2002.

     To summarize, a falling dollar led to stronger local currencies across most of Asia. Stronger local currencies allowed central banks to cut interest rates, a process that served to make credit more readily available and more affordable to consumers. This, in turn, helped to release long pent up consumer demand for locally produced goods and services.

     To capitalize on this consumer demand-driven investment theme, we invested early on in companies that thrive when domestic consumption is high, as is now the case in several Asian nations. Investments in such companies, which derive most if not all revenues domestically, also insulated the fund somewhat from the tide of negative economic and equity-related news that issued almost daily from the U.S.

     Specifically, the fund benefited from overweight positions in Thailand, Indonesia and South Korea, the equity markets of which experienced notable share price appreciation over the first half. During this period, Thailand and Indonesia made major strides toward cleaning up their banking systems, a process that South Korea had already undergone. This laid the groundwork for healthier domestic economies going forward. Stronger local currencies also allowed central banks to cut interest rates, with the prospect of further rate cuts to come.

     We took advantage of improving economies, falling local interest rates and pent up local demand by investing in a number of consumer finance-related companies, particularly in Thailand. It is worthwhile noting in this regard that the percentage of household debt relative to GDP in most of Asia is very low in comparison to the U.S. and Europe. This translates into greater numbers of consumers being able to finance the purchase of automobiles, homes and other high-end items.

     Another investment theme that proved to be providential was our focus on selective investments in the technology sector. In Japan, for example, the fund profited from investments in network security software suppliers, which benefited in the post-September 11th rush to fill perceived gaps in national and corporate security systems. We also invested in certain companies in Japan and Taiwan that are leaders in the creation and production of flat panel computer displays, the demand for which is soaring. This was true as well of companies that develop and produce potentially very high demand, “next generation” cellular phones that have color displays and built-in cameras.

     Beyond these themes and others, the fund benefited from investments in the retail sector, specifically in a new breed of Asian discount retailers that is seeking to copy the business models of proven western discounters and providers of unbranded products, such as Old Navy, Wal-Mart and Costco. As has been the case elsewhere, these retailers should eventually replace many of the “mom and pop” retailers that presently dominate the Asian retail marketplace.

     On the other hand, performance was diluted to some extent by investments in China, particularly Hong Kong. Foremost among these were natural gas distributors, which had appreciated handsomely in recent quarters owing to a domestic housing boom and the government’s efforts to reduce reliance on “dirty” coal-fired energy. While demand remained strong, several of these companies were hit by accounting scandals and other management-related issues that encouraged us to close out our positions in them.

     Looking ahead, we will likely keep our present overweight positions in Thailand and Indonesia. Both markets have substantial room to appreciate as their economies recover and foreign investors return to their respective folds. We are cutting our weighting in South Korea, as the stronger currency there is hurting the country’s export sectors, particularly technology. Although we expect to remain well below the benchmark weighting in Japan, we are finding opportunities among companies that are focusing on improving costs and margins in addition to sales growth. Here, we like certain healthcare companies (Japan has the oldest population in the world), along with certain techs (color cellular phones) and retailers (discounters), among others.

     Beyond this, we continue to favor consumer finance companies across the region. Barring any major negative development, demand for credit is likely to remain strong for some time to come. We also continue to like smaller, high potential growth companies that are less exposed to the U.S., especially those in Japan.

     Thank you for your support as shareholders.

Sincerely,

Eric J. Ritter, CFA

Portfolio Manager
August 15, 2002

1 During these periods, the Fund’s returns reflect fee waivers and/or reimbursements without which performance would have been lower.

Driehaus Asia Pacific Growth Fund

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since December 31, 1997 (the date of the Fund’s inception), with all dividends and capital gains reinvested, with the indicated indexes (and dividends reinvested) for the same period.

			Since Inception
Average Annual Total Returns as of 6/30/02	1 Year	3 Years	(12/31/97 - 6/30/02)

Driehaus Asia Pacific Growth Fund (DRAPX)[1]	2.20%	9.71%	19.59%
MSCI AC Asia Pacific Free Index[2]	-8.89%	-8.39%	-0.33%
Lipper Pacific Region Fund Index[3]	-5.49%	-8.47%	-0.26%

[1]	The returns for certain periods reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]	The Morgan Stanley Capital International All Country Asia Pacific Free Index (MSCI AC Asia Pacific Free Index) is a recognized benchmark of Asian and Pacific Basin stock markets. It is an unmanaged index of a sample of companies representative of the market structure of 14 Asian and Pacific Basin countries. This index aims to capture 85 percent of the free float adjusted market capitalization in each industry group in each country. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc. The Fund’s performance has previously been compared to the Morgan Stanley Capital International Asia Pacific Index. This index has been discontinued by Morgan Stanley because it was comprised of securities regardless of any restrictions a foreign investor who wished to invest directly in those securities would face. Morgan Stanley replaced this index with the MSCI AC Asia Pacific Free Index which, when including or excluding securities, takes into account any limitations that an international investor would experience when investing directly in such securities.

[3]	The Lipper Pacific Region Fund Index is an equally weighted managed index of the largest qualifying funds that invest in securities with primary trading markets concentrated in the Western Pacific Basin or a single country within this region. Data is in U.S. dollars. Source: Lipper Analytical Services.

Driehaus Asia Pacific Growth Fund
Schedule of Investments
June 30, 2002
(unaudited)

	Number	Market
	of	Value
	Shares	(Note A)

EQUITY SECURITIES — 83.6%

FAR EAST — 83.6%
Japan — 30.4%
Calsonic Kansei Corp.	56,000	$236,417
Cawachi, Ltd.	4,500	397,977
Citizen Electronics Co., Ltd.	5,900	492,257
Diamond City Co., Ltd.	28,575	405,299
Diamond Lease Co., Ltd.	33,300	689,026
Don Quijote Co., Ltd.	7,600	731,744
Funai Electric Co., Ltd.	3,200	395,141
Koyo Seiko Co., Ltd.	52,000	257,709
Kubotek Corp.	60	179,215
Leopalace21 Corp.**	102,000	723,368
Mizuho Holdings, Inc.	91	201,959
NIC Corp.	28,300	391,953
Nichii Gakkan Co.	8,700	551,662
Nihon Trim Co., Ltd.	820	62,258
Nishimatsuya Chain Co., Ltd.	9,100	296,105
Nissen Co., Ltd.	13,300	241,907
Nitto Denko Corp.	9,000	295,104
NOK Corp.	26,000	203,911
NTN Corp.	89,000	348,259
Sanken Electric Co., Ltd.	52,000	403,918
Shin-Etsu Chemical Co., Ltd.	5,800	249,216
Sparx Asset Management Co., Ltd.	12	291,349
Sumida Corp.	2,000	48,725

		8,094,479

Hong Kong — 19.4%
ASM Pacific Technology, Ltd.	149,000	327,621
Cathay Pacific Airways, Ltd.	139,000	212,963
China Pharmaceutical Enterprise and Investment Corp., Ltd.	2,512,000	421,903
CNOOC, Ltd. — ADR	15,700	420,917
Cosco Pacific, Ltd.	248,000	197,136
Esprit Holdings, Ltd.	312,000	598,022
Global Bio-chem Technology Group Co., Ltd.	754,000	282,761
Golden Meditech Co., Ltd.**	2,616,000	746,259
Hong Kong Exchanges & Clearing, Ltd.	106,000	174,635
Kowloon Motor Bus Holdings, Ltd.	76,800	415,523
Techtronic Industries Co., Ltd.	574,000	489,390
Texwinca Holdings, Ltd.	424,000	364,219
Tingyi Holding, Corp.	800,000	243,599
Xinao Gas Holdings, Ltd.**	736,000	268,933

		5,163,881

Thailand — 8.1%
Asian Property Development Public Co., Ltd. (Foreign)**	93,300	101,661
Asian Property Development Public Co., Ltd. — NVDR (Foreign)**	136,300	148,514
Dynasty Ceramic Public Co., Ltd. — NVDR (Foreign)**	95,600	218,693
Home Product Center Public Co., Ltd. — NVDR (Foreign)**	1,449,000	102,581
Land and Houses Public Co., Ltd. (Foreign)**	277,300	524,170
Noble Development Public Co., Ltd. (Foreign)**	251,520	46,635
Siam Cement Public Co., Ltd. (Foreign)	15,400	399,011
Siam Panich Leasing Public Co., Ltd. — NVDR (Foreign)**	233,200	211,981
TISCO Finance Public Co., Ltd. (Foreign)**	391,000	233,497
United Broadcasting Corp. Public Co., Ltd. — NVDR (Foreign)**	400,600	158,200

		2,144,943

Indonesia — 6.8%
PT Astra Agro Lestari Tbk	1,457,500	330,386
PT Astra International Tbk**	530,500	258,774
PT Bank Pan Indonesia Tbk	3,055,000	201,616
PT Bentoel Internasional Investama Tbk**	6,639,000	209,547
PT Ramayana Lestari Sentosa Tbk	939,000	449,955
PT Telekomunikasi Indonesia — ADR	41,900	368,720

		1,818,998

Australia — 5.7%
Billabong International, Ltd.	39,100	196,670
Newcrest Mining, Ltd.	91,300	388,502
Orica, Ltd.	42,400	227,788
Patrick Corp., Ltd.	52,100	479,661
Woolworths, Ltd.	28,790	212,530

		1,505,151

South Korea — 4.3%
Hanmi Pharmaceutical Industrial Co., Ltd.	14,170	288,592
Intelligent Digital Integrated Security Co., Ltd.	15,347	219,432
Omnitel, Inc.**	42,693	447,173
Shinsegae Co., Ltd.	1,110	188,236

		1,143,433

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Asia Pacific Growth Fund
Schedule of Investments
June 30, 2002
(unaudited)

	Number	Market
	of	Value
	Shares	(Note A)

Taiwan — 3.1%
China Steel Corp.	246,000	$126,649
Chinatrust Financial Holding Co., Ltd.**	299,000	264,016
Lian Hwa Foods Corp.	376,000	229,592
Test-Rite International Co., Ltd.	241,000	211,360

		831,617

Singapore — 2.4%
Hyflux, Ltd.**	433,750	250,423
SIA Engineering Co., Ltd.	142,000	192,097
Singapore Airlines, Ltd.	27,000	197,146

		639,666

Malaysia — 1.6%
Courts Mammoth Berhad	215,000	219,532
Hong Leong Bank Berhad	145,000	204,150

		423,682

India — 0.9%
Bajaj Auto, Ltd. — GDR	23,765	244,780

China — 0.9%
Zhejiang Expressway Co., Ltd. — H	668,000	226,957

Total Far East		22,237,587

Total Equity Securities (Cost $19,769,911)		22,237,587

EQUITY CERTIFICATES — 1.5% (Note C)

FAR EAST — 1.5%
India — 1.5%
Balaji Telefilms, Ltd.†	16,500	170,633
Tata Iron and Steel Co., Ltd.†	69,929	221,325

		391,958

Total Equity Certificates (Cost $340,486)		391,958

WARRANTS — 0.0%

FAR EAST — 0.0%
Thailand — 0.0%
Home Product Center Public Co., Ltd. (Foreign) — Warrants**	724,500	0

Total Warrants (Cost $0)		0

TOTAL INVESTMENTS
(COST $20,110,397)	85.1%	$22,629,545
Other Assets in Excess of Liabilities	14.9%	3,973,736

Net Assets	100.0%	$26,603,281

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:
Basis		$20,110,397

Gross Appreciation		$2,753,519
Gross Depreciation		(234,371)

Net Appreciation		$2,519,148

**	Non-income producing security.

†	Restricted security.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Asia Pacific Growth Fund
Schedule of Investments by Industry
June 30, 2002
(unaudited)

Percent of
Industry	Net Assets

Automobiles	3.6%
Banking	0.8%
Basic Industries/Multi-Industry	0.8%
Broadcast & Publishing Services	1.2%
Building Materials	2.7%
Business & Publishing Services	0.9%
Chemicals	1.8%
Consumer Non-Durables/Multi-Industry	1.2%
Consumer Services/Multi-Industry	3.1%
Electrical & Electronics	4.5%
Electronic Components	4.7%
Energy Sources	1.0%
Finance/Multi-Industry	1.8%
Financial Services	9.3%
Food & Household	2.8%
Gold Mining	1.5%
Health Care	4.1%
Health/Multi-Industry	4.3%
Industrial Components	3.5%
Machinery & Engineering	0.7%
Merchandising	6.2%
Metals — Steel	1.3%
Miscellaneous Materials	1.1%
Oil	1.6%
Real Estate	7.0%
Retailing — Goods	4.4%
Technology/Multi-Industry	1.7%
Telecommunications	1.4%
Textiles & Apparel	2.1%
Transportation — Air	1.5%
Transportation/Multi-Industry	0.9%
Transportation — R&R	1.6%
Other Assets in Excess of Liabilities	14.9%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Asia Pacific Growth Fund
Statement of Assets and Liabilities
June 30, 2002
(unaudited)

ASSETS:
Investments, at market value (Cost $20,110,397)	$22,629,545
Foreign currency (Cost $471,034)	478,577
Cash	3,082,975
Receivables:
Dividends	37,735
Interest	199
Investment securities sold	1,447,757
Fund shares sold	40,000
Prepaid expenses	6,181
Deferred organizational costs	2,997

TOTAL ASSETS	27,725,966

LIABILITIES:
Payables:
Investment securities purchased	1,004,180
Fund shares redeemed	42,000
Due to affiliates	11,622
Net unrealized depreciation on unsettled foreign currency forward contracts from transaction hedges	5,682
Accrued expenses	59,201

TOTAL LIABILITIES	1,122,685

NET ASSETS	$26,603,281

SHARES OUTSTANDING	1,808,888

NET ASSET VALUE PER SHARE	$14.71

NET ASSETS CONSISTED OF THE FOLLOWING AT JUNE 30, 2002:
Paid-in capital	$28,555,654
Undistributed net investment loss	(155,649)
Undistributed net realized loss	(4,200,852)
Undistributed net realized foreign exchange loss	(118,690)
Unrealized net foreign exchange gain	3,670
Unrealized net appreciation on investments	2,519,148

NET ASSETS	$26,603,281

Notes to Financial Statements are an integral part of this Statement.

Driehaus Asia Pacific Growth Fund
Statement of Operations
For the six month period January 1, 2002 through June 30, 2002
(unaudited)

INVESTMENT LOSS:
Income:
Dividends (Net of non-reclaimable foreign taxes of $12,869)	$147,188
Interest	6,082

Total income	153,270

Expenses:
Investment advisory fee	187,795
Administration fee	57,000
Professional fees	31,114
Federal and state registration fees	6,786
Custodian fee	52,422
Transfer agent fees	21,745
Trustees’ fees	4,137
Amortization of organization costs	2,903
Miscellaneous	22,979

Total expenses	386,881

Fees paid indirectly	(81,789)
Expense reimbursement from advisor	(73,890)

Net expenses	231,202

Net investment loss	(77,932)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain from security transactions	1,861,773
Net realized foreign exchange loss	(118,690)
Net change in unrealized foreign exchange loss	9,315
Net change in unrealized appreciation of investments	260,457

Net realized and unrealized gain on investments	2,012,855

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,934,923

Notes to Financial Statements are an integral part of this Statement.

Driehaus Asia Pacific Growth Fund
Statement of Changes in Net Assets

	For the
	six month period
	January 1, 2002
	through	For the year
	June 30, 2002	ended
	(unaudited)	December 31, 2001

INCREASE IN NET ASSETS:
Operations:
Net investment loss	$(77,932)	$(222,425)
Net realized and unrealized gain (loss) on investments	2,012,855	(4,136,968)

Net increase (decrease) in net assets resulting from operations	1,934,923	(4,359,393)

Distributions to shareholders:
Net investment income	—	—
Capital gains	—	(676,407)

Total distributions to shareholders	—	(676,407)

Capital share transactions:
Proceeds from shares sold	8,524,771	14,859,203
Reinvestment of distributions	—	674,606
Cost of shares redeemed	(4,402,874)	(9,006,571)

Net increase in net assets derived from capital share transactions	4,121,897	6,527,238

Total increase in net assets	6,056,820	1,491,438

NET ASSETS:

Beginning of period	$20,546,461	$19,055,023

End of period	$26,603,281	$20,546,461

Capital share transactions are as follows:
Shares issued	576,198	979,554
Shares reinvested	—	49,531
Shares redeemed	(296,532)	(602,786)

Net increase from capital share transactions	279,666	426,299

Notes to Financial Statements are an integral part of this Statement.

Driehaus Asia Pacific Growth Fund
Financial Highlights

									For the period
									from the
							For the three		commencement
	For the six						month period		of operations
	month period						October 1,		December 31,
	January 1, 2002		For the year		For the year	For the year	1998		1997
	through		ended		ended	ended	through		through
	June 30, 2002		December 31,		December 31,	December 31,	December 31,		September 30,
	(unaudited)		2001		2000	1999	1998		1998

Net asset value, beginning of period	$13.44		$17.28		$31.19	$9.90	$8.30		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.04)		(0.15)		(0.23)	(0.23)	(0.04)		(0.02)
Net realized and unrealized gain (loss) on investments	1.31		(3.22)		(8.83)	25.85	1.64		(1.68)

Total income (loss) from investment operations	1.27		(3.37)		(9.06)	25.62	1.60		(1.70)

LESS DISTRIBUTIONS:
Dividends from net investment income	—		—		—	—	—		—
Distributions from capital gains	—		(0.47)		(4.85)	(4.33)	—		—

Total distributions	—		(0.47)		(4.85)	(4.33)	—		—

Net asset value, end of period	$14.71		$13.44		$17.28	$31.19	$9.90		$8.30

Total Return	9.45	%**	(19.54)%		(29.61)%	264.49%	19.28	%**	(17.00	)%**
RATIOS/ SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$26,603		$20,546		$19,055	$30,032	$4,965		$3,582
Ratio of expenses before fees paid indirectly to average net assets	2.50	%*†	2.50	%†	2.36%†	2.60%†	2.95	%*†	2.95	%*†
Ratio of net expenses to average net assets	1.85	%*†#	2.45	%†#	2.36%†	2.60%†	2.95	%*†	2.95	%*†
Ratio of net investment loss to average net assets	(0.62	)%*†#	(1.19	)%†#	(0.76)%†	(1.88)%†	(2.64	)%*†	(0.45	)%*†
Portfolio turnover	257.07	%**	710.11%		648.73%	362.55%	92.40	%**	283.59	%**
Annualized portfolio turnover	518.41%		710.11%		648.73%	362.55%	366.60%		379.16%

*	Annualized

**	Not Annualized

†	Such ratios are after administrative agent and transfer agent waivers and adviser expense reimbursements, when applicable. PFPC Inc., the administrative agent and transfer agent, waived a portion of its fees from December 31, 1997 (commencement of operations) through December 31, 2000. The adviser agreed to absorb other operating expenses to the extent necessary to ensure that the total Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) will not exceed the Fund’s operating expense cap for the first sixty-six months of its operations. For the period from December 31, 1997 (the commencement of operations) through May 31, 1999 the Fund’s operating expense cap was 2.95% of average net assets. For the period June 1, 1999 through June 30, 2002 the operating expense cap was reduced to 2.50% of average net assets. Beginning July 1, 2002 through June 30, 2003, the Fund will be reimbursed for expenses exceeding a 2.50% expense cap after reduction of amounts received through commission recapture programs that are applied to Fund expenses.

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund — Portfolio Manager’s Letter

Dear Fellow Shareholders:

     For the six months ended June 30, 2002, the Driehaus Emerging Markets Growth Fund returned 2.41%. This compares with a return of 2.07% for the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index for the same period.

     Since the fund’s inception on December 31, 1997, through June 30, 2002, the Driehaus Emerging Markets Growth Fund posted an annualized return of 8.61%, which compares to a -3.32% return for the MSCI Emerging Markets Free Index over the same time.1

     The first half of 2002 was extremely volatile, with global markets pressured by negative developments in the U.S. Putting events into perspective, the year began with high hopes of a U.S.-led global economic recovery. These hopes soon faded as the U.S. economy failed to live up to expectations. Investigations of accounting irregularities and management malfeasance at several U.S. companies resulted in a crisis of investor confidence that undermined U.S. equity markets. Consequently, the U.S. dollar began a precipitous slide against most other currencies.

     During the first quarter, the fund had substantial weightings in Korean and Taiwanese exporters, which benefited from a first quarter rebound in the demand for such products as semi-conductors, flat panel displays and other select electronic goods. Unfortunately, this recovery soon gave way to a sputtering global economy, production overcapacity and a falling U.S. dollar. Beyond these influences, profit margins may come under pressure, particularly in the electronic outsourcing sector, when large multi-national clients merge, such as with Hewlett Packard and Compaq. These combined entities may, in effect, be able to drive down prices paid to suppliers. The inevitable result will be lower profit margins paid to Asian producers.

     Early in the second quarter, we began to cut back our exposure to exporters, in order to concentrate on a consumer consumption trend that was developing in certain Asian and Central European countries, such as South Korea, Thailand, Indonesia, Hungary and the Czech Republic. In these countries, several economic forces were joining to drive local consumption steadily upward, including high household savings rates, lower interest rates and strong pent up demand for high ticket items, such as automobiles and housing. We capitalized on this trend by increasing our allocation to banking and consumer finance-related companies, along with producers of goods and services geared toward local consumption.

     As a side note, emerging European countries should continue to do well in coming years as their economies align themselves more closely with those of Western Europe. This is particularly true of the Czech Republic, Hungary, Estonia and Poland, which are slated to enter the European Union within the next few years. These countries are benefiting from lower interest rates and increased foreign direct investment, which are helping to drive local economic growth.

     Elsewhere, we favored what might be called a “restructuring” investment theme, particularly as it applied to Russian oil companies. Former operators tended to treat their companies as private fiefdoms, taking capital out but rarely putting it back. Now, with western style capitalism fairly well entrenched, managers are reinvesting capital and improving real operating profits. In fact, Russia now produces more oil annually than Saudi Arabia. Investors tend to applaud such moves, and the selections in our portfolio benefitted from their regard.

     The fund also benefited relative to its benchmark from underweight positions in Latin America, especially Argentina and Brazil. Argentina continued to be very weak, laboring beneath the burden of a longstanding economic crisis that has thus far led to a default on its debt and a substantial devaluation of its currency. These developments sent shock waves throughout the region, negatively impacting the economies of Argentina’s close neighbors. This was especially true of Brazil, which suffered from close trade ties to Argentina and excessive government debt. Investors were further shaken by political uncertainty leading up to October’s presidential election. In response, the Brazilian currency plunged against the dollar, and international investors all but deserted that nation’s equity market.

     Going forward, emerging markets will most likely be impacted by weaker than desired global economic growth and negative news from developed world equity markets. Even so, we remain generally positive about their prospects. Valuations seem reasonable, and economic growth should be healthy in the markets that are presently benefiting from strong domestic consumption.

     Thank you for your support as shareholders.

Sincerely,

Emery R. Brewer
Portfolio Manager
August 15, 2002

1 During these periods, the Fund’s returns reflect fee waivers and/or reimbursements without which performance would have been lower.

Driehaus Emerging Markets Growth Fund

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since December 31, 1997 (the date of the Fund’s inception), with all dividends and capital gains reinvested, with the indicated indexes (and dividends reinvested) for the same period.

			Since Inception
Average Annual Total Returns as of 6/30/02	1 Year	3 Years	(12/31/97 - 6/30/02)

Driehaus Emerging Markets Growth Fund (DREGX)[1]	3.51%	5.85%	8.61%
MSCI EMF Index[2]	1.31%	-6.30%	-3.32%
Lipper Emerging Markets Fund Index[3]	1.77%	-4.57%	-3.33%

[1]	The returns for certain periods reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]	The Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF Index) is a recognized benchmark of Emerging Markets stock markets. It is an unmanaged index of a sample of companies representative of the market structure of 26 Emerging Markets countries. This index aims to capture 85 percent of the free float adjusted market capitalization in each industry group in each country. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc. The Fund’s performance has previously been compared to the Morgan Stanley Capital International Emerging Markets Index. This index has been discontinued by Morgan Stanley because it was comprised of securities regardless of any restrictions a foreign investor who wished to invest directly in those securities would face. Morgan Stanley replaced this index with the MSCI EMF Index which, when including or excluding securities, takes into account any limitations that an international investor would experience when investing directly in such securities.

[3]	The Lipper Emerging Markets Fund Index is an equally weighted managed index of the largest qualifying funds. Funds in this index seek long-term capital appreciation by investing at least 65% of their total assets in emerging market equity securities, where “emerging markets” is defined by a country’s per-capita GNP or other economic measure. Data is in U.S. dollars. Source: Lipper Analytical Services.

Driehaus Emerging Markets Growth Fund
Schedule of Investments
June 30, 2002
(unaudited)

	Number	Market
	of	Value
	Shares	(Note A)

EQUITY SECURITIES — 91.1%

FAR EAST — 52.3%
South Korea — 16.0%
Daegu Bank**	63,590	$319,810
Hanmi Pharmaceutical Industrial Co., Ltd.	28,950	589,608
Intelligent Digital Integrated Security Co., Ltd.	14,528	207,722
Kodicom Co., Ltd.	8,925	87,546
Kookmin Bank	14,846	720,727
Korea Electric Power Corp.	21,250	388,624
LG Home Shopping, Inc.	1,905	209,034
Omnitel, Inc.**	12,060	126,318
POSCO	2,040	226,391
POSCO — ADR	10,100	275,427
Samsung Electro Mechanics Co., Ltd.	4,130	200,155
Samsung Electronics Co., Ltd.	3,320	907,994
Samsung Electronics Co., Ltd. – GDR†	1,500	101,624
Samsung Fire & Marine Insurance Co., Ltd.	4,050	249,135
Shinsegae Co., Ltd.	3,460	586,752
Sindo Ricoh Co., Ltd.	10,770	526,431
SK Telecom Co., Ltd.	2,050	459,263

		6,182,561

Taiwan — 8.1%
Benq Corp.	203,840	329,474
China Steel Corp.	443,000	228,071
Chinatrust Financial Holding Co., Ltd.**	517,000	456,510
First Commercial Bank	284,000	198,917
Formosa Plastics Corp.	354,000	424,899
Hon Hai Precision Industry Co., Ltd.	66,000	269,659
Hon Hai Precision Industry Co., Ltd. — GDR	14,400	118,080
Largan Precision Co., Ltd.**	36,000	255,381
Taiwan Semiconductor Manufacturing Co., Ltd.**	311,300	633,616
Test-Rite International Co., Ltd.	263,000	230,654

		3,145,261

Thailand — 5.7%
Bangkok Bank Public Co., Ltd. — NVDR (Foreign)**	213,100	287,358
Bangkok Expressway Public Co., Ltd. (Foreign)	1,165,300	451,769
Home Product Center Public Co., Ltd. — NVDR (Foreign)**	2,586,340	183,099
Land and Houses Public Co., Ltd. (Foreign)**	419,655	793,258
TISCO Finance Public Co., Ltd. — NVDR (Foreign)**	834,900	498,584

		2,214,068

Indonesia — 5.5%
PT Astra International Tbk**	570,000	278,042
PT Bank Central Asia Tbk	1,505,000	449,114
PT Ramayana Lestari Sentosa Tbk	1,182,000	566,396
PT Telekomunikasi Indonesia Tbk	1,186,500	510,676
PT Tempo Scan Pacific Tbk	508,000	338,172

		2,142,400

Malaysia — 5.2%
Gamuda Berhad	427,000	702,321
IOI Corp. Berhad	338,000	542,593
Mesiniaga Berhad	228,000	318,008
Ranhill Berhad	190,000	302,508
Unisem Berhad	51,000	138,240

		2,003,670

Hong Kong — 4.9%
China Mobile, Ltd.**	96,000	284,318
CNOOC, Ltd.	154,000	206,328
Global Bio-chem Technology Group Co., Ltd.	1,066,000	399,765
Golden Meditech Co., Ltd.**	2,036,000	580,804
Xinao Gas Holdings, Ltd.**	1,129,000	412,535

		1,883,750

China — 4.4%
Anhui Conch Cement Co., Ltd. — H	930,000	301,069
Peoples Food Holdings, Ltd.	1,120,000	798,773
Zhejiang Expressway Co., Ltd. — H	1,796,000	610,202

		1,710,044

India — 1.1%
Bajaj Auto, Ltd. — GDR	42,205	434,712

Philippines — 0.8%
Filinvest Land, Inc.**	7,243,000	328,159

Singapore — 0.6%
Huan Hsin Holdings, Ltd.	329,000	251,399

Total Far East		20,296,024

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund
Schedule of Investments
June 30, 2002
(unaudited)

	Number	Market
	of	Value
	Shares	(Note A)

EUROPE — 17.2%
Russia — 5.5%
AO VimpelCom — ADR**	13,693	$348,624
LUKOIL — ADR	7,700	499,527
Sberbank RF — ADR	2,610	443,700
Sibneft — ADR**	202,480	362,439
YUKOS — ADR**	54,535	502,267

		2,156,557

United Kingdom — 2.4%
Anglo American PLC	30,530	509,285
Antofagasta PLC	44,925	410,196

		919,481

Greece — 2.4%
Coca-Cola Hellenic Bottling Co., SA	53,850	911,568

Estonia — 1.8%
Hansabank, Ltd.	52,750	695,484

Czech Republic — 1.7%
Komercni Banka AS	12,655	645,248

Hungary — 1.6%
OTP Bank Rt. — GDR	38,680	618,880

Poland — 1.2%
Bank Pekao SA — GDR	20,780	477,940

Turkey — 0.6%
Ford Otomotiv Sanayi AS**	22,980,000	221,038

Total Europe		6,646,196

NORTH AMERICA — 8.3%
Mexico — 8.3%
America Movil SA de CV — ADR — L	22,823	305,828
Corporacion GEO SA de CV — B**	145,145	299,202
Grupo Elektra SA de CV — ADR	25,800	223,170
Grupo Financiero BBVA Bancomer SA de CV — O**	236,300	193,180
Grupo Televisa SA — ADR**	12,935	483,510
Pepsi-Gemex SA — GDR	44,080	436,392
Tubos de Acero de Mexico SA — ADR	43,100	396,520
Wal-Mart de Mexico SA de CV — V	317,095	861,238

		3,199,040

Total North America		3,199,040

AFRICA — 6.4%
South Africa — 6.4%
Anglo American Platinum Corp., Ltd.	6,000	235,702
Aveng, Ltd.	201,414	156,292
Energy Africa, Ltd.**	94,685	339,812
Imperial Holdings, Ltd.	36,800	198,070
M-Cell, Ltd.	164,400	186,571
Sasol, Ltd.	31,013	330,897
Shoprite Holdings, Ltd.	385,102	289,490
Standard Bank Group, Ltd.	245,120	760,825

		2,497,659

Total Africa		2,497,659

SOUTH AMERICA — 5.1%
Brazil — 4.6%
Caemi Mineracao e Metalurgica SA (Pref.)	1,810,000	276,222
Companhia Vale do Rio Doce — A (Pref.)	24,850	636,415
Empresa Brasileira de Aeronautica SA — ADR	21,700	464,380
Gerdau SA (Pref.)	37,300,000	387,470

		1,764,487

Peru — 0.5%
Compania de Minas Buenaventura SA — ADR	8,000	204,800

Total South America		1,969,287

MIDDLE EAST — 1.8%
Israel — 1.8%
Teva Pharmaceutical Industries, Ltd. — ADR	9,400	627,732
TTI Team Telecom International, Ltd. — ADR**	4,170	66,762

		694,494

Total Middle East		694,494

Total Equity Securities (Cost $32,734,174)		35,302,700

EQUITY CERTIFICATES — 2.8% (Note C)

FAR EAST — 2.8%
India — 2.8%
Balaji Telefilms, Ltd.†	48,240	498,870
Bank of Baroda†	224,600	293,889
Hero Honda Motors, Ltd.†	47,960	303,879

		1,096,638

Total Equity Certificates (Cost $1,063,006)		1,096,638

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund
Schedule of Investments
June 30, 2002
(unaudited)

	Number	Market
	of	Value
	Shares	(Note A)

RIGHTS — 0.0%

FAR EAST — 0.0%
Thailand — 0.0%
TelecomAsia Corp. Public Co., Ltd. (Foreign) — Rights**	27,883	$0

Total Rights (Cost $0)		0

WARRANTS — 0.0%

FAR EAST — 0.0%
Thailand — 0.0%
Home Product Center Public Co., Ltd. (Foreign) — Warrants**	1,293,150	0

Total Warrants (Cost $0)		0

TOTAL INVESTMENTS
(COST $33,797,180)	93.9%	$36,399,338
Other Assets in Excess of Liabilities	6.1%	2,353,220

Net Assets	100.0%	$38,752,558

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:
Basis		$33,797,180

Gross Appreciation		$3,780,047
Gross Depreciation		(1,177,889)

Net Appreciation		$2,602,158

**	Non-income producing security.

†	Restricted security.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund
Schedule of Investments by Industry
June 30, 2002
(unaudited)

Percent of
Industry	Net Assets

Appliances	1.4%
Automobiles	3.2%
Banking	12.2%
Basic Industries/ Multi-Industry	1.4%
Beverages	1.1%
Broadcast & Publishing Services	2.5%
Building Materials	0.8%
Business & Publishing Services	1.6%
Chemicals	2.0%
Construction	3.0%
Drugs	1.6%
Electrical	0.3%
Electrical & Electronics	4.2%
Electronic Components	2.4%
Electronic Systems/ Devices	0.6%
Energy Sources	4.2%
Finance/ Multi-Industry	1.8%
Financial Services	4.2%
Food & Household	6.3%
Gold Mining	3.1%
Health Care	1.5%
Health/ Multi-Industry	1.5%
Industrial Components	0.5%
Insurance	0.6%
Merchandising	2.7%
Metal Fabricators & Distributors	1.0%
Metals — Nonferrous	0.6%
Metals — Steel	2.2%
Miscellaneous Materials	3.6%
Office/ Communications Equipment	1.8%
Oil	2.0%
Other Computers	0.2%
Photo - Optical Equipment	0.7%
Precious Metals	0.5%
Real Estate	2.9%
Retailing — Goods	4.3%
Software & EDP Services	0.8%
Technology/ Multi-Industry	0.3%
Telecommunications	4.0%
Textiles & Apparel	0.5%
Transportation — Air	1.2%
Transportation/ Multi-Industry	1.6%
Utilities	1.0%
Other Assets in Excess of Liabilities	6.1%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund
Statement of Assets and Liabilities
June 30, 2002
(unaudited)

ASSETS:
Investments, at market value (Cost $33,797,180)	$36,399,338
Foreign currency (Cost $1,210,428)	1,241,427
Cash	2,274,966
Receivables:
Dividends	83,904
Interest	434
Investment securities sold	808,028
Fund shares sold	34,222
Prepaid expenses	7,734
Deferred organizational costs	2,990

TOTAL ASSETS	40,853,043

LIABILITIES:
Payables:
Investment securities purchased	1,922,525
Fund shares redeemed	77,728
Due to affiliates	17,949
Net unrealized depreciation on unsettled foreign currency forward contracts from transaction hedges	1,033
Foreign taxes	3,749
Accrued expenses	77,501

TOTAL LIABILITIES	2,100,485

NET ASSETS	$38,752,558

SHARES OUTSTANDING	2,851,870

NET ASSET VALUE PER SHARE	$13.59

NET ASSETS CONSISTED OF THE FOLLOWING AT JUNE 30, 2002:
Paid-in capital	$44,573,221
Undistributed net investment loss	(133,239)
Undistributed net realized loss	(8,135,135)
Undistributed net realized foreign exchange loss	(183,909)
Unrealized net foreign exchange gain	29,462
Unrealized net appreciation on investments	2,602,158

NET ASSETS	$38,752,558

Notes to Financial Statements are an integral part of this Statement.

Driehaus Emerging Markets Growth Fund
Statement of Operations
For the six month period January 1, 2002 through June 30, 2002
(unaudited)

INVESTMENT LOSS:
Income:
Dividends (Net of non-reclaimable foreign taxes of $31,176)	$270,970
Interest	4,301

Total income	275,271

Expenses:
Investment advisory fee	271,581
Administration fee	57,000
Professional fees	33,010
Federal and state registration fees	7,683
Custodian fee	104,859
Transfer agent fees	21,121
Trustees’ fees	4,781
Amortization of organization costs	2,907
Miscellaneous	22,937

Total expenses	525,879

Fees paid indirectly	(102,111)
Expense reimbursement from advisor	(73,224)

Net expenses	350,544

Net investment loss	(75,273)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain from security transactions	695,814
Net realized foreign exchange loss	(183,909)
Net change in unrealized foreign exchange gain	28,462
Net change in unrealized appreciation of investments	(1,248,007)

Net realized and unrealized loss on investments	(707,640)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(782,913)

Notes to Financial Statements are an integral part of this Statement.

Driehaus Emerging Markets Growth Fund
Statement of Changes in Net Assets

	For the
	six month period
	January 1, 2002
	through	For the year
	June 30, 2002	ended
	(unaudited)	December 31, 2001

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment loss	$(75,273)	$(181,845)
Net realized and unrealized loss on investments	(707,640)	(964,942)

Net decrease in net assets resulting from operations	(782,913)	(1,146,787)

Distributions to shareholders:
Net investment income	—	(48,969)
Capital gains	—	—

Total distributions to shareholders	—	(48,969)

Capital share transactions:
Proceeds from shares sold	28,224,641	8,090,989
Reinvestment of distributions	—	48,957
Cost of shares redeemed	(10,642,631)	(9,148,876)

Net increase (decrease) in net assets derived from capital share transactions	17,582,010	(1,008,930)

Total increase (decrease) in net assets	16,799,097	(2,204,686)

NET ASSETS:

Beginning of period	$21,953,461	$24,158,147

End of period	$38,752,558	$21,953,461

Capital share transactions are as follows:
Shares issued	1,923,772	646,866
Shares reinvested	—	3,786
Shares redeemed	(725,694)	(776,986)

Net increase (decrease) from capital share transactions	1,198,078	(126,334)

Notes to Financial Statements are an integral part of this Statement.

Driehaus Emerging Markets Growth Fund
Financial Highlights

									For the period
									from the
							For the three		commencement
	For the six						month period		of operations
	month period						October 1,		December 31,
	January 1, 2002		For the year		For the year	For the year	1998		1997
	through		ended		ended	ended	through		through
	June 30, 2002		December 31,		December 31,	December 31,	December 31,		September 30,
	(unaudited)		2001		2000	1999	1998		1998

Net asset value, beginning of period	$13.27		$13.57		$18.36	$8.73	$7.56		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.03)		(0.11)		0.10	(0.14)	(0.03)		(0.03)
Net realized and unrealized gain (loss) on investments	0.35		(0.16)		(4.28)	10.05	1.20		(2.41)

Total income (loss) from investment operations	0.32		(0.27)		(4.18)	9.91	1.17		(2.44)

LESS DISTRIBUTIONS:
Dividends from net investment income	—		(0.03)		—	—	—		—
Distributions from capital gains	—		—		(0.61)	(0.28)	—		—

Total distributions	—		(0.03)		(0.61)	(0.28)	—		—

Net asset value, end of period	$13.59		$13.27		$13.57	$18.36	$8.73		$7.56

Total Return	2.41	%**	(1.98)%		(22.73)%	114.16%	15.48	%**	(24.40	)%**
RATIOS/ SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$38,753		$21,953		$24,158	$10,537	$4,028		$3,487
Ratio of expenses before fees paid indirectly to average net assets	2.50	%*†	2.50	%†	2.50%†	2.58%†	2.75	%*†	2.75	%*†
Ratio of net expenses to average net assets	1.94	%*†#	2.49	%†#	2.50%†	2.58%†	2.75	%*†	2.75	%*†
Ratio of net investment income (loss) to average net assets	(0.42	)%*†#	(0.79	)%†#	0.78%†	(1.29)%†	(1.23	)%*†	(0.49	)%*†
Portfolio turnover	217.16	%**	505.50%		375.47%	366.53%	82.60	%**	261.21	%**
Annualized portfolio turnover	437.92%		505.50%		375.47%	366.53%	327.69%		349.24%

*	Annualized

**	Not Annualized

†	Such ratios are after administrative agent and transfer agent waivers and adviser expense reimbursements, when applicable. PFPC Inc., the administrative agent and transfer agent, waived a portion of its fees from December 31, 1997 (commencement of operations) through December 31, 2000. The adviser agreed to absorb other operating expenses to the extent necessary to ensure that the total Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) will not exceed the Fund’s operating expense cap for the first sixty-six months of its operations. For the period from December 31, 1997 (the commencement of operations) through May 31, 1999 the Fund’s operating expense cap was 2.75% of average net assets. For the period June 1, 1999 through June 30, 2002 the operating expense cap was reduced to 2.50% of average net assets. Beginning July 1, 2002 through June 30, 2003, the Fund will be reimbursed for expenses exceeding a 2.50% expense cap after reduction of amounts received through commission recapture programs that are applied to Fund expenses.

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Mutual Funds
Notes to Financial Statements

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

     The Driehaus Mutual Funds (the “Trust”) is a registered management investment company, organized as a Delaware business trust with five separate series (“Funds”). The Trust was organized under an Agreement and Declaration of Trust dated May 31, 1996 and may issue an unlimited number of full and fractional units of beneficial interest (shares) without par value. The five series included in the trust are as follows:

Fund	Commencement of Operations

*Driehaus International Growth Fund	10/28/96
Driehaus International Discovery Fund	12/31/98
Driehaus European Opportunity Fund	12/31/98
Driehaus Asia Pacific Growth Fund	12/31/97
Driehaus Emerging Markets Growth Fund	12/31/97

*	The Driehaus International Growth Fund was the successor to the assets of the Driehaus International Large Cap Fund, L.P. (the “Partnership”), a Limited Partnership organized on July 1, 1990.

     The investment objective of the Funds is to maximize capital appreciation.

     The Driehaus International Growth Fund seeks to achieve its objective by investing primarily in equity securities of foreign companies.

     The Driehaus International Discovery Fund seeks to achieve its objective by investing primarily in equity securities of foreign companies with market capitalizations of less than $1.5 billion.

     The Driehaus European Opportunity Fund seeks to achieve its objective by investing primarily in equity securities of European companies.

     The Driehaus Asia Pacific Growth Fund seeks to achieve its objective by investing primarily in equity securities of Asia Pacific companies.

     The Driehaus Emerging Markets Growth Fund seeks to achieve its objective by investing primarily in the equity securities of Emerging Market companies.

Fiscal Year End

     The fiscal year end for the Funds is December 31.

Securities Valuation and Transactions

     Depending upon local convention or regulation, equity securities may be valued at the last sale price, last bid or asked price, or the mean between the last bid and asked prices as of, in each case, the close of the appropriate exchange or other designated time. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees.

     Securities transactions are accounted for on trade date. The cost of investments sold is determined by the use of specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis. Dividend income, net of non-reclaimable foreign taxes withheld, is recorded on the ex-dividend date.

     The Funds determine income and expenses daily. This change in net asset value is allocated daily.

Federal Income Taxes

     No provision is made for Federal income taxes since the Funds have elected to be taxed as a “regulated investment company” under Subchapter M of the Internal Revenue Code and have made and declared all the

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

required distributions to their shareholders in amounts sufficient to relieve the Funds from all or substantially all Federal income and excise taxes under provisions of current Federal tax law.

     The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles.

     For the period ended December 31, 2001, reclassifications were recorded between undistributed net investment loss, undistributed net realized foreign exchange loss, undistributed net realized gain, and paid-in-capital in excess of par for any permanent book to tax differences.

     At December 31, 2001, the Driehaus International Growth Fund, the Driehaus International Discovery Fund, the Driehaus European Opportunity Fund, the Driehaus Asia Pacific Growth Fund, and the Driehaus Emerging Markets Growth Fund had accumulated capital loss carryforwards of $126,533,090, $20,242,553, $16,397,748, $5,858,732 and $7,670,635, respectively, expiring in 2008 and 2009. To the extent that the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryforward. For the year ended December 31, 2001, the Driehaus International Growth Fund realized a post-October loss of $3,808,668, which, for tax purposes, is deferred and will be recognized later this year.

Distributions to Shareholders

     The tax character of distributions paid during the fiscal years ended December 31, 2001 and December 31, 2000 was as follows:

	Driehaus		Driehaus		Driehaus
	International		International		European
	Growth Fund		Discovery Fund		Opportunity Fund

Distributions paid from:	2001	2000	2001	2000	2001	2000

Ordinary income	$162,901	$63,349,783	—	$1,875,068	—	$837,159
Net long term capital gains	—	16,796,516	—	—	—	—

Total taxable distributions	$162,901	$80,146,299	—	$1,875,068	—	$837,159
Tax return of capital	—	—	—	—	—	—

Total distributions paid	$162,901	$80,146,299	—	$1,875,068	—	$837,159

	Driehaus		Driehaus
	Asia Pacific		Emerging Markets
	Growth Fund		Growth Fund

Distributions paid from:	2001	2000	2001	2000

Ordinary income	—	$3,964,848	$48,969	$966,248
Net long term capital gains	$676,407	316,001	—	52,707

Total taxable distributions	$676,407	$4,280,849	$48,969	$1,018,955
Tax return of capital	—	—	—	—

Total distributions paid	$676,407	$4,280,849	$48,969	$1,018,955

     The Funds had no distributions during the six months ended June 30, 2002.

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

     As of December 31, 2001, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Driehaus	Driehaus	Driehaus
	International	International	European
	Growth Fund	Discovery Fund	Opportunity Fund

Undistributed ordinary income	—	—	—
Undistributed long-term capital gains	—	—	—

Accumulated earnings	—	—	—
Accumulated capital and other losses	$(130,580,476)	$(20,319,362)	$(16,411,040)
Unrealized appreciation (depreciation) on foreign currency	(149,622)	(6,116)	1,920
Unrealized appreciation on investments	14,763,516	6,957,242	3,418,499

Total accumulated earnings (deficit)	$(115,966,582)	$(13,368,236)	$(12,990,621)

	Driehaus	Driehaus
	Asia Pacific	Emerging Markets
	Growth Fund	Growth Fund

Undistributed ordinary income	—	—
Undistributed long-term capital gains	—	—

Accumulated earnings	—	—
Accumulated capital and other losses	$(5,936,450)	$(7,728,601)
Unrealized appreciation (depreciation) on foreign currency	(5,645)	1,000
Unrealized appreciation on investments	2,054,799	2,689,851

Total accumulated earnings (deficit)	$(3,887,296)	$(5,037,750)

     The differences between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and mark-to-market on currency contracts.

Foreign Currency Translation

     Foreign currency is translated into U.S. dollar values based upon the current rates of exchange on the date of the Funds’ valuations.

     Net realized foreign exchange gains or losses which are reported by the Funds result from currency gains and losses on transaction hedges arising from changes in exchange rates between the trade and settlement dates on forward contracts underlying securities transactions, and the difference between the amounts accrued for dividends, interest, and foreign taxes and the amounts actually received or paid in U.S. dollars for these items. Net unrealized foreign exchange gains and losses result from changes in the U.S. dollar value of assets and liabilities (other than investments in securities), which are denominated in foreign currencies, as a result of changes in exchange rates.

     Net realized foreign exchange gains or losses on portfolio hedges result from the use of forward contracts to hedge portfolio positions denominated or quoted in a particular currency in order to reduce or limit exposure in that currency. The Funds had no portfolio hedges during the six months ended June 30, 2002.

     The Funds do not isolate that portion of the results of operations which results from fluctuations in foreign exchange rates on investments held. These fluctuations are included with the net change in unrealized appreciation(depreciation) of investments.

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

Deferred Organization Costs

     Organization costs incurred by the Driehaus Asia Pacific Growth Fund and the Driehaus Emerging Markets Growth Fund have been deferred and are amortized over a period of 60 months. The Funds’ remaining amortization periods for these costs are as follows:

Fund	Remaining Amortization Period

Driehaus Asia Pacific Growth Fund	6 Months
Driehaus Emerging Markets Growth Fund	6 Months

Use of Estimates

     The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net increases or decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

B.	INVESTMENT ADVISORY FEES, TRANSACTIONS WITH AFFILIATES, AND ADMINISTRATIVE FEES

     Richard H. Driehaus, the Chairman of the Board and President of the Trust, is also the Chairman of the Board, sole director, and sole shareholder of Driehaus Capital Management, Inc. (“DCM”), a registered investment adviser, and of Driehaus Securities Corporation, a registered broker-dealer.

     DCM serves as the Funds’ investment adviser. In return for its services to the Funds, DCM receives a monthly fee, computed and accrued daily at an annual rate of 1.5% of each Fund’s average daily net assets.

     DCM has agreed to absorb other operating expenses to the extent necessary to ensure that total operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) for the Driehaus International Discovery Fund, the Driehaus European Opportunity Fund, the Driehaus Asia Pacific Growth Fund, and the Driehaus Emerging Markets Growth Fund would not exceed 2.40%, 2.10%, 2.50%, and 2.50%, respectively, of the average net assets of each Fund on an annual basis, through June 30, 2003. Beginning July 1, 2002, the Funds will be reimbursed for expenses exceeding their respective expense caps after reduction of amounts received through commission recapture programs that are applied to Fund operating expenses.

     The amounts accrued and payable to DCM during the six months ended June 30, 2002 are as follows:

			Expense
		Advisory Fees	Reimbursement
		Payable	Receivable
		(included in due	(included in due
Fund	Advisory Fees	to affiliates)	from affiliates)

Driehaus International Growth Fund	$1,240,319	$192,926	—
Driehaus International Discovery Fund	442,998	86,056	—
Driehaus European Opportunity Fund	181,493	—	$4,827
Driehaus Asia Pacific Growth Fund	187,795	11,622	—
Driehaus Emerging Markets Growth Fund	271,581	17,949	—

     Beginning August 29, 2001, the Funds began directing certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Funds part of the commissions generated. Such rebates are currently used to offset a portion of the Funds’ operating expenses. For the six months ended June 30, 2002, these arrangements reduced the expenses of the Driehaus International Growth Fund, the Driehaus International Discovery Fund, the Driehaus European Opportunity Fund, the Driehaus Asia Pacific Growth Fund, and the Driehaus Emerging Markets Growth Fund by $287,032 (17.6%), $185,132 (26.8%), $65,789 (16.0%), $81,789 (21.1%), and $102,111 (19.4%), respectively.

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

     Driehaus Securities Corporation (“DSC”) is the Funds’ distributor.

     DSC also acts as a broker for the Funds for domestically traded securities. For the six months ended June 30, 2002, the Funds paid the following brokerage commissions:

	Total	Commissions	Shares Traded
Fund	Commissions	Paid to DSC	through DSC

Driehaus International Growth Fund	$1,623,208	$182,900	4,628,148
Driehaus International Discovery Fund	841,040	44,063	952,041
Driehaus European Opportunity Fund	235,348	14,558	465,800
Driehaus Asia Pacific Growth Fund	369,070	8,670	282,800
Driehaus Emerging Markets Growth Fund	595,835	66,340	1,198,814

     A portion of these commissions are, in turn, paid by DSC to third parties for clearing and execution services.

     Certain officers of the Trust are also officers of DCM and DSC. No such officers received compensation from the Funds.

     PFPC Inc., an indirect subsidiary of PNC Bank Corp., serves as the Funds’ administrative and accounting agent. In compensation for its services, PFPC Inc. receives the larger of a monthly minimum fee and a monthly fee based upon average net assets. PFPC Inc. agreed to waive its minimum fees during the first twenty-four months of operations for the Driehaus International Discovery Fund, the Driehaus European Opportunity Fund, the Driehaus Asia Pacific Growth Fund, and the Driehaus Emerging Markets Growth Fund. Subsequent to the respective Funds’ initial twenty-four month periods of operations, PFPC Inc. agreed to phase-in its monthly minimum administrative fees for the Funds. As of December 31, 2001, the minimum monthly fee has been completely phased-in for all Funds.

     PFPC Inc. also acts as the transfer agent and dividend disbursing agent for the Funds. PFPC Inc. agreed to waive a portion of its monthly fee for transfer agent service during the first twenty-four months of operations for the Driehaus International Discovery Fund, the Driehaus European Opportunity Fund, the Driehaus Asia Pacific Growth Fund, and the Driehaus Emerging Markets Growth Fund. Subsequent to the Funds’ initial twenty-four month periods of operations, PFPC Inc. agreed to phase-in its monthly transfer agent fees for the Funds. As of December 31, 2001, the minimum monthly fee has been completely phased-in for all Funds.

C. DERIVATIVES AND OTHER FINANCIAL INSTRUMENTS

     The Funds occasionally invest in equity certificates which allow the Funds to participate in the appreciation (depreciation) of the underlying security without actually owning the underlying security. These instruments are purchased pursuant to an agreement with a financial institution and are valued at a calculated market price based on the value of the underlying security in accordance with the agreement. At June 30, 2002, the Driehaus International Discovery Fund, the Driehaus Asia Pacific Growth Fund, and the Driehaus Emerging Markets Growth Fund had unrealized appreciation (depreciation) of ($44,129), $51,472, and $33,632, respectively, as a result of their investment in these financial instruments. The aggregate market values of these certificates for the Driehaus International Discovery Fund, the Driehaus Asia Pacific Growth Fund, and the Driehaus Emerging Markets Growth Fund represented 0.4%, 1.7%, and 3.0%, respectively, of their total market values at June 30, 2002.

     At June 30, 2002, the Funds had foreign currency forward contracts outstanding under which they are obligated to exchange currencies at specified future dates. At June 30, 2002, the Funds’ currency transactions are limited to transaction hedges.

     The contractual amounts of foreign currency forward contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movements in currency values.

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

     The Funds had the following outstanding contracts at June 30, 2002:

Driehaus International Growth Fund

Transaction Hedges:

Foreign Currency Purchased:

				Unrealized
				Appreciation
US Dollars			Settlement	(Depreciation)
Sold	Foreign Currency Purchased		Date	at June 30, 2002

$81,423	123,835	Canadian Dollar	July 2002	$(642)

				$(642)

Foreign Currency Sold:

				Unrealized
				Appreciation
US Dollars			Settlement	(Depreciation)
Purchased	Foreign Currency Sold		Date	at June 30, 2002

$284,369	2,130,899	Danish Krone	July 2002	$(1,569)
300,894	304,874	Euro	July 2002	(1,629)
1,538,692	184,354,159	Japanese Yen	July 2002	(8,936)
358,317	2,688,819	Norwegian Krone	July 2002	(1,473)
361,713	236,940	Pound Sterling	July 2002	(1,682)

				$(15,289)

	Net unrealized depreciation			$(15,931)

Driehaus International Discovery Fund

Transaction Hedges:

Foreign Currency Purchased:

				Unrealized
				Appreciation
US Dollars			Settlement	(Depreciation)
Sold	Foreign Currency Purchased		Date	at June 30, 2002

$500,749	889,632	Australian Dollar	July 2002	$(559)
862,605	6,728,258	Hong Kong Dollar	July 2002	(8)
1,095,969	131,295,224	Japanese Yen	July 2002	(2,736)
517,957	4,766,487	Swedish Krona	July 2002	(2,971)
171,405	255,202	Swiss Franc	July 2002	(1,671)

				$(7,945)

Foreign Currency Sold:

				Unrealized
				Appreciation
US Dollars			Settlement	(Depreciation)
Purchased	Foreign Currency Sold		Date	at June 30, 2002

$132,365	134,121	Euro	July 2002	$(99)
863,313	103,428,470	Japanese Yen	July 2002	1,067
202,752	132,828	Pound Sterling	July 2002	(348)
231,393	2,129,052	Swedish Krona	July 2002	(1,051)
806,038	33,479,643	Thailand Baht	July 2002	(1,590)

				$(2,021)

		Net unrealized depreciation		$(9,966)

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

Driehaus European Opportunity Fund

Transaction Hedges:

Foreign Currency Purchased:

				Unrealized
				Appreciation
US Dollars			Settlement	(Depreciation)
Sold	Foreign Currency Purchased		Date	at June 30, 2002

$599,721	607,697	Euro	July 2002	$(2,056)
42,979	10,661,588	Hungarian Forint	July 2002	49
35,989	270,675	Norwegian Krone	July 2002	(135)
146,424	95,922	Pound Sterling	July 2002	345
70,166	645,650	Swedish Krona	July 2002	(26)
167,214	248,933	Swiss Franc	July 2002	(1,076)

				$(2,899)

Foreign Currency Sold:

				Unrealized
				Appreciation
US Dollars			Settlement	(Depreciation)
Purchased	Foreign Currency Sold		Date	at June 30, 2002

$138,869	211,204	Canadian Dollar	July 2002	$573
412,183	417,652	Euro	July 2002	(435)
363,836	238,339	Pound Sterling	July 2002	(1,103)
22,903	34,101	Swiss Franc	July 2002	223
55,395	88,101,750,000	Turkish Lira	July 2002	(469)

				$(1,211)

		Net unrealized depreciation		$(4,110)

Driehaus Asia Pacific Growth Fund

Transaction Hedges:

Foreign Currency Purchased:

				Unrealized
				Appreciation
US Dollars			Settlement	(Depreciation)
Sold	Foreign Currency Purchased		Date	at June 30, 2002

$192,142	341,360	Australian Dollar	July 2002	$(215)
262,653	2,048,682	Hong Kong Dollar	July 2002	(3)
132,105	15,825,958	Japanese Yen	July 2002	(330)

				$(548)

Foreign Currency Sold:

				Unrealized
				Appreciation
US Dollars			Settlement	(Depreciation)
Purchased	Foreign Currency Sold		Date	at June 30, 2002

$894,584	107,179,241	Japanese Yen	July 2002	$(4,613)
210,991	8,763,211	Thailand Baht	July 2002	(521)

				$(5,134)

		Net unrealized depreciation		$(5,682)

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

Driehaus Emerging Markets Growth Fund

Transaction Hedges:

Foreign Currency Purchased:

				Unrealized
				Appreciation
US Dollars			Settlement	(Depreciation)
Sold	Foreign Currency Purchased		Date	at June 30, 2002

$95,126	741,975	Hong Kong Dollar	July 2002	$0
133,939	236,680	Singapore Dollar	July 2002	(119)

				$(119)

Foreign Currency Sold:

				Unrealized
				Appreciation
US Dollars			Settlement	(Depreciation)
Purchased	Foreign Currency Sold		Date	at June 30, 2002

$269,309	11,184,044	Thailand Baht	July 2002	$(914)

				$(914)

		Net unrealized depreciation		$(1,033)

D. INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of investment securities, other than short-term obligations, for the six months ended June 30, 2002, were as follows:

Fund	Purchases	Sales

Driehaus International Growth Fund	$314,760,588	$319,852,803
Driehaus International Discovery Fund	142,622,647	122,250,544
Driehaus European Opportunity Fund	48,110,381	49,967,744
Driehaus Asia Pacific Growth Fund	58,693,886	55,933,593
Driehaus Emerging Markets Growth Fund	87,703,949	71,744,011

E. RESTRICTED SECURITIES

     Restricted securities are securities that are not registered for sale under the Securities Act of 1933 or applicable foreign law and that may be re-sold only in transactions exempt from applicable registration. Restricted securities include rule 144A securities which may be sold normally to qualified institutional buyers. At June 30, 2002, the Driehaus Emerging Markets Growth Fund held restricted securities, other than equity certificates, whose aggregate market value of $101,624 represented 0.3% of the total market value of the Fund. In addition, since an investment in equity certificates (see Note C) represents an agreement entered into with a financial institution, with terms set by such financial institution, these instruments are also deemed to be restricted.

F. LINES OF CREDIT

     The Funds have a $50 million line of credit consisting of a $25 million committed line and a $25 million uncommitted line. This line of credit is available primarily to meet large, unexpected shareholder withdrawals subject to certain restrictions. At June 30, 2002, the Funds had no outstanding borrowings under these lines of credit.

G. OFF BALANCE SHEET RISKS

     The Funds’ investments in foreign securities may entail risks due to the potential for political and economic instability in the countries where the issuers of these securities are located. In addition, foreign

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

exchange fluctuations could affect the value of positions held. These risks are generally intensified in emerging markets.

H. SHAREHOLDER FEES

     On June 28, 2000, the Funds’ Board of Trustees authorized the adoption of a redemption fee of 2.00% of the redemption amount, for shares redeemed within 60 days of purchase. The fees charged by the Funds for the six months ended June 30, 2002 were as follows:

Fund	Redemption Fees

Driehaus International Growth Fund	$7,163
Driehaus International Discovery Fund	6,765
Driehaus European Opportunity Fund	665
Driehaus Asia Pacific Growth Fund	1,913
Driehaus Emerging Markets Growth Fund	15,832

     The redemption fees are recorded in paid-in capital.

I. CHANGE OF INDEPENDENT ACCOUNTANTS

     On May 20, 2002, Arthur Andersen LLP (“Andersen”) was terminated as independent accountants for the Funds. Andersen’s report for the Funds’ financial statements for the periods ended December 31, 2001, did not contain an adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles. In addition there have not been any disagreements with Andersen during the Funds’ most recent fiscal year on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Andersen, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports. The Funds’ Board of Trustees appointed Ernst & Young LLP as independent accountants for the fiscal year ending December 31, 2002.